UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

MyMD Pharmaceuticals, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
(856) 848-8698

June       , 2023

To the Stockholders of MyMD Pharmaceuticals, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of the stockholders of MyMD Pharmaceuticals, Inc., a New Jersey corporation (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m., Eastern Time, on Monday, July 31, 2023, at www.virtualshareholdermeeting.com/MYMD2023.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this year’s Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MYMD2023 and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet or telephone or by signing, dating, and returning the enclosed proxy card or voting form. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our company. I look forward to seeing you at the virtual Annual Meeting.

By Order of the Board,

Joshua Silverman
Chairman of the Board of Directors
June , 2023

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On Monday, July 31, 2023:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

MyMD Pharmaceuticals, Inc.
855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
(856) 848-8698

Notice of Annual Meeting of Stockholders
to be Held on July 31, 2023

The annual meeting (the “Annual Meeting”) of the stockholders of MyMD Pharmaceuticals, Inc., a New Jersey corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Monday, July 31, 2023, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2023. We will consider and act on the following items of business at the Annual Meeting:

1.	A proposal to elect six (6) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”);

2.	A proposal to approve the Agreement and Plan of Merger (the “Plan of Merger”) between the Company and its wholly-owned Delaware subsidiary, MyMD Pharmaceuticals, Inc. (“MyMD Delaware”), pursuant to which the Company will merge with and into MyMD Delaware for the sole purpose of changing the Company’s state of domicile, including the approval of the Certificate of Incorporation of MyMD Delaware (the “Reincorporation Proposal”);

3.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated February 21, 2023, by and among MyMD Pharmaceuticals, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”);

4.	A proposal to ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.	A proposal to approve, on an advisory basis, the compensation paid to our named executive officers (the “Say-on-Pay Proposal”);

6.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Election of Directors, the Reincorporation Proposal, the Issuance Proposal, the Auditor Ratification Proposal, and the Say-on-Pay Proposal.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MYMD2023 and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

The Board of Directors has fixed the close of business on June 21, 2023, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock, no par value (the “Common Stock”), and our Series D Convertible Preferred Stock (the “Series D Preferred Stock”) on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may email Karen Smith of Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote your shares electronically via the Internet (or by completing, dating, signing and mailing the enclosed proxy card) in accordance with the instructions set out in the form of proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

Chris Chapman, M.D.
Chief Medical Officer and President
June , 2023

MyMD Pharmaceuticals, Inc.
855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
(856) 848-8698

Proxy Statement
for
Annual Meeting of Stockholders

To be Held on July 31, 2023

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “MyMD” refer to MyMD Pharmaceuticals, Inc., a New Jersey corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, no par value (the “Common Stock”), and our Series D Convertible Preferred Stock (the “Series D Preferred Stock”) entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of MyMD Pharmaceuticals, Inc. to be voted at the Annual Meeting to be held on July 31, 2023, at the time and virtual location and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting.

This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the Notice and a proxy card are being mailed to our stockholders of record as of the close of business on June 21, 2023, beginning on or about June       , 2023. See “About the Annual Meeting” beginning on page 2 for more information.

Our executive offices are located at, and our mailing address is, 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON July 31, 2023:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

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About The Annual Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact MyMD Pharmaceuticals, Inc., by sending an email to privard@mymd.com, Attn: Chief Legal Officer, or calling (856) 848-8698 and asking for Mr. Rivard. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to elect six (6) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”);

2.	A proposal to approve the Agreement and Plan of Merger (the “Plan of Merger”) between the Company and its wholly-owned Delaware subsidiary, MyMD Pharmaceuticals, Inc. (“MyMD Delaware”), pursuant to which the Company will merge with and into MyMD Delaware for the sole purpose of changing the Company’s state of domicile, including the approval of the Certificate of Incorporation of MyMD Delaware (the “Reincorporation Proposal”);

3.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated February 21, 2023, by and among MyMD Pharmaceuticals, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”);

4.	A proposal to ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.	A proposal to approve, on an advisory basis, the compensation paid to our named executive officers (the “Say-on-Pay Proposal”);

6.	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 21, 2023 (the “Record Date”). The Record Date was established by the Board as required by New Jersey law. On the Record Date,            shares of Common Stock were issued and outstanding. On the Record Date,            shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designations for the Series D Preferred Stock, the holder of Series D Preferred Stock is entitled to            votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock and the Series D Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Annual Meeting, Common Stock and Series D Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Each holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held by such holder are then convertible with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series D Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock. Holders of our Common Stock and Series D Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

Certain stockholders, who beneficially held approximately         % of our outstanding Common Stock as of the Record Date, are party to a voting agreement pursuant to which, among other things, each such stockholder agreed, solely in their capacity as a stockholder, to vote all of their shares of Common Stock in favor of the approval of the Issuance Proposal and against any actions that could adversely affect our ability to perform our obligations under the Securities Purchase Agreement. The voting agreement also places certain restrictions on the transfer of the shares of Common Stock held by the signatories thereto.

What constitutes a quorum for the Annual Meeting?

The holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum at such meeting. If a quorum is not present or represented at the Annual Meeting, then the Chairman at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent (our “Transfer Agent”), you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

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If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The Auditor Ratification Proposal is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Auditor Ratification Proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Election of Directors, the Reincorporation Proposal, the Issuance Proposal, or the Say-on-Pay Proposal.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the proxy card), 24 hours per day and seven days per week. You will need the control number included on your proxy card. Votes submitted via the Internet or phone must be received by 11:59 p.m., Eastern Time, on Sunday, July 30, 2023.

●	You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card, your shares will be voted as you instruct.

●	You may vote during the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting via live webcast are posted at www.virtualshareholdermeeting.com/MYMD2023.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Chris Chapman, M.D. to serve as the proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for the Election of Directors, the Reincorporation Proposal, the Issuance Proposal, the Auditor Ratification Proposal, and the Say-on-Pay Proposal. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

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What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Paul Rivard, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on the Election of Directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees.

When you cast your vote on the Reincorporation Proposal, the Issuance Proposal, the Auditor Ratification Proposal, or the Say-on-Pay Proposal, you may vote for any proposal, vote against any proposal or abstain from voting on any proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares:

1.	“FOR” the Election of Directors,

2.	“FOR” the Reincorporation Proposal,

3.	“FOR” the Issuance Proposal,

4.	“FOR” the Auditor Ratification Proposal, and

5.	“FOR” the Say-on-Pay Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder and you return a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted on all proposals being presented at the Annual Meeting.

If you are a “street name” holder and you do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Election of Directors, the Reincorporation Proposal, the Issuance Proposal, or the Say-on-Pay Proposal, but will be able to vote those shares with respect to the Auditor Ratification Proposal. See “What is a broker non-vote?”

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Paul Rivard, at our address above, which notice must be received before 5:00 p.m., Eastern Time, on July 24, 2023.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, approval of the Election of Directors will require the affirmative vote of the holders of a plurality of the votes cast for the election of the directors; i.e., the six director nominees who receive the most votes will be elected. Assuming the presence of a quorum, approval of the Reincorporation Proposal, the Issuance Proposal, the Auditor Ratification Proposal, and the Say-on-Pay Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on each such proposal. Please note that the vote on the Say-on-Pay Proposal is a non-binding advisory vote.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either in person or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to the Election of Directors, the Reincorporation Proposal, the Issuance Proposal, or the Say-on-Pay Proposal will not be counted as an affirmative or negative vote with respect to such proposal and will have no effect on the outcome of the vote with respect to such proposal. An abstention to the Auditor Ratification Proposal will likewise not be counted as an affirmative or negative vote against the proposal and will have no effect on the outcome of the vote on such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Auditor Ratification Proposal, your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for a fee of $10,000 plus customary expenses.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Advantage, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Advantage as well as the reimbursement of expenses of Advantage will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

When will the next shareholder advisory vote on executive compensation occur?

At our 2020 annual meeting of stockholders, we submitted to shareholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every three years (including this year, with the last vote having occurred in 2020). The next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2026.

The next time we will submit to shareholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our shareholders in 2026 as well.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Advantage. Banks, brokers and stockholders may call Advantage at 1-877-870-8565.

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Proposal 1: Election of Directors

Nominees for Election

The Board is currently comprised of six directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following six individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Chris Chapman, M.D.	70
Craig Eagle, M.D.	56
Christopher C. Schreiber	58
Joshua Silverman	53
Jude Uzonwanne	48
Bill J. White	62

Our board has fixed the size of the Board to be seven directors. Currently there is a vacancy created upon the passing of Robert C. Schroeder on September 1, 2021. As of June       , 2023, our board has not nominated anyone to fill the vacancy.

If elected, these nominees will serve until our 2024 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Our Board believes that all of our current directors, who are the six Company Nominees, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast for the election of the directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies of the Company Nominees are as follows:

Chris Chapman, M.D. has been our director since April 16, 2021 and currently serves as our President and Chief Medical Officer. Dr. Chapman previously served as President and Chief Medical Officer of MyMD Pharmaceuticals (Florida), Inc., a Florida corporation previously known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”) effective as of November 1, 2020. Prior to joining MYMD Florida and since 1999, Dr. Chapman has also served as the Chief Executive Officer of Chapman Pharmaceutical Consulting, Inc., a consulting organization that provides support to pharmaceutical and biotech companies in North America, Europe, Japan, India and Africa on issues such as product safety, pharmacovigilance, medical devices, clinical trials and regulatory issues. In addition, from 2003-2004, Dr. Chapman served as the Associate Director of Drug Safety, Pharmacovigilance, and Clinical Operations for Organon Pharmaceuticals, where he was responsible for the supervision of four fellow M.D.s and 10 drug safety specialists. Prior to his time at Organon, Dr. Chapman served as Director, Medical Affairs, Drug Safety and Medical Writing Departments at Quintiles (currently known as IQVIA), from 1995-2003, where he grew the division from no employees to forty employees, including eight board certified physicians, four RNs, two pharmacists, eight medical writers and supporting staff. Dr. Chapman has also served on the board of directors of Rock Creek Pharmaceuticals, Inc. (f/k/a Star Scientific, Inc.) from 2007-2016, including as a member of the Audit Committee from 2007-2014, chairperson of the Compensation Committee from 2007-2014, and chairperson of the Executive Search Committee from 2007 to 2014. Dr. Chapman is an experienced executive and global medical expert and has extensive experience in providing monitoring and oversight for ongoing clinical trials including both adult and pediatric subjects. Dr. Chapman is also the founder of the Chapman Pharmaceutical Health Foundation, an IRS Section 501(c)(3) nonprofit organization established to solicit public funds and to support healthcare needs such as AIDS, diabetes, hypertension, lupus, sickle cell anemia, malaria and tuberculosis, which was organized in 2006. Dr. Chapman is a graduate of the Harvard Kennedy School of Cambridge, Massachusetts for financial management in 2020. Dr. Chapman received his M.D. degree from Georgetown University in Washington, D.C. in 1987, and completed his internship in Internal Medicine, a residency in Anesthesiology and a fellowship in Cardiovascular and Obstetric Anesthesiology at Georgetown. Dr. Chapman’s qualifications to sit on the Board include his extensive experience and leadership roles within the pharmaceutical industry.

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Craig Eagle, M.D. has been our director since April 16, 2021. Dr. Eagle is currently the Chief Medical Officer of Guardant Health, Inc. since 2021. Previously, Dr. Eagle was Vice President of Oncology for Genentech, where he oversaw the medical programs across Genentech’s oncology portfolio. Prior to his current role, Dr. Eagle worked in several positions at Pfizer from 2009 to 2019, including as the oncology business lead in the United Kingdom and Canada, the global lead for Oncology Strategic Alliances and Partnerships based in New York, and as the head of the Oncology Therapeutic Area Global Medical and Outcomes Group, including the U.S. oncology medical business. Through his multiple roles at Pfizer, Dr. Eagle delivered significant business growth and was involved in multiple strategic acquisitions and divestitures. In addition, while at Pfizer, Dr. Eagle oversaw extensive oncology clinical trial programs, multiple regulatory and payer approvals across Pfizer’s oncology portfolio, health outcomes assessments and scientific collaborations with key global research organizations like the National Cancer Institute (NCI), and the European Organization for Research and Treatment of Cancer (EORTC), and led worldwide development of several compounds including celecoxib, aromasin, irinotecan, dalteparin and ozagomicin. Dr. Eagle currently serves as a member of the board of directors and chair of the Science and Policy Committee of Pierian Biosciences, a privately held life sciences company. Dr. Eagle attended Medical School at the University of New South Wales, Sydney, Australia and received his general internist training at Royal North Shore Hospital in Sydney. He completed his hemato-oncology and laboratory hematology training at Royal Prince Alfred Hospital in Sydney and was granted Fellowship in the Royal Australasian College of Physicians (FRACP) and the Royal College of Pathologists Australasia (FRCPA). After his training, Dr. Eagle performed basic research at the Royal Prince of Wales hospital to develop a new monoclonal antibody to inhibit platelets before moving into the pharmaceutical industry. Dr. Eagle’s qualifications to sit on the Board include his long and successful career in the international pharmaceutical industry, his senior executive experience in areas such as business growth, strategic alliances and mergers and acquisition transactions, his experience as a member of both public and private company boards in the healthcare and life science industries, and his wealth of oncology experience, including leading and participating in scientific research, regulatory, pricing & re-imbursement negotiations for compounds in therapeutic areas.

Christopher C. Schreiber has been our director since August 8, 2017 and he previously at various times as our Chief Executive Officer, President, and Executive Chairman of the Board. Mr. Schreiber combines over 30 years of experience in the securities industry. As the Managing Director of Capital Markets at Taglich Brothers, Inc., Mr. Schreiber builds upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, Inc., he was a member of the board of directors of Paulson Investment Company, a 40-year-old full-service investment banking firm. In addition, Mr. Schreiber serves as a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. Mr. Schreiber is a graduate of Johns Hopkins University, where he received a bachelor’s degree in political science. Mr. Schreiber’s qualifications to sit on the Board include his financial expertise and his experience with the Company.

Joshua Silverman has been our director since September 6, 2018 and currently serves as Chairman of the Board. Prior to the completion of the Merger (as defined below), Mr. Silverman was also the lead independent director. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. Mr. Silverman currently serves as a director of Ayro Inc. and Petros Pharmaceutical, Inc., both of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and as a director of numerous public companies.

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Jude Uzonwanne has been our director since April 16, 2021. Mr. Uzonwanne has been the Chief Executive Officer for Mira Pharmaceuticals, Inc. since June 2022. Mira is a US based biopharmaceutical company focused on developing an oral FDA approved marijuana analog. Prior to Mira, he was the Chief Business Officer at a genetics-based healthcare company, 54gene from March 2021 to June 2022. Prior to 54gene, he was a Principal with ZS Associates, Inc., a consulting and professional services firm, a position he held from January 2021 to March 2021. Prior to joining ZS Associates, Mr. Uzonwanne was a Principal at IQVIA, Inc. from 2018 to 2020, where he served as the head of the firm’s US Financial Investors Consulting practice and as management consulting lead for IQVIA’s service to a top-6 global pharmaceutical company and select emerging biopharmaceutical companies. Prior to joining IQVIA, Mr. Uzonwanne served as Vice President (Associate Partner) at EY-Parthenon LLP from 2016 to 2018, where he managed teams advising corporate and private equity investors on a range of commercial due diligence targets in healthcare strategies and advised clients on growth accelerating strategies and investments. Prior to this role, Mr. Uzonwanne has worked for several other companies including Bain & Company, Dalberg Global Development Advisers, the Bill and Melinda Gates Foundation, and Monitor Group. Mr. Uzonwanne is a graduate of Swarthmore College (double Honors B.A in Economics and Political Science). Mr. Uzonwanne’s qualifications to sit on the Board include his experience as a corporate strategy and transaction services adviser in the healthcare markets globally.

Bill J. White has been our director since August 8, 2017. Mr. White has more than 30 years of experience in financial management, operations and business development. Most recently he has served as the chief financial officer for ProPhase Labs Inc. (Nasdaq: PRPH), and the chief financial officer, chief operating officer, treasurer and secretary of Intellicheck, Inc., (Nasdaq: IDN). Prior to working at Intellicheck, Inc., he served 11 years as the chief financial officer, chief operating officer, secretary and treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to leading its international expansion into Dubai, UAE. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner. Mr. White was selected to serve on the Board in part because of his significant financial and accounting experience with public companies.

Family Relationships

There are no family relationships between any of our officers or directors.

Required Vote and Board Recommendation

If a quorum is present and voting, the six Company Nominees receiving the highest number of votes will be elected as directors.

The Board unanimously recommends that you vote
“FOR” each Company Nominee.

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Corporate Governance

MyMD, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Governance Reforms

On May 28, 2020, the United States District Court for the District of New Jersey approved that certain Amended Stipulation and Agreement of Settlement, dated October 1, 2019 (the “Settlement”) among the settling parties in connection with a consolidated shareholder derivative action, Case No.: 2:18-cv-15992. Pursuant to the Settlement, effective as of July 21, 2020, we made various modifications to our corporate governance and business ethics practices as further discussed below.

Code of Business Ethics and Conduct and Whistleblower Policy

We have adopted a Code of Business Ethics and Conduct, which applies to our Board, our executive officers and our employees, outlines the broad principles of ethical business conduct we adopted, covering subject areas such as, compliance with applicable laws and regulations, handling of books and records, public disclosure reporting, insider trading, conflicts of interest, competition and fair dealing, and other violations. Our Code of Business Ethics and Conduct is available on our website at www.mymd.com in the “Corporate Governance” section found under the “Investors” tab. Pursuant to the Settlement, we conduct a review of our Code of Business Ethics and Conduct on an annual basis and to monitor compliance. We intend to disclose any amendments to, or waivers from, our Code of Business Ethics and Conduct at the same website address provided above.

In addition, pursuant to the Settlement, we adopted a Whistleblower Policy to encourage employees, officers and directors to bring forward ethical and legal violations. We have disclosed a copy of the Whistleblower Policy, and intend to disclose any amendments to the Whistleblower Policy, at the same website address provided above.

Pursuant to the Settlement, we formed a Risk and Disclosure Committee, which is served by the members of the Audit Committee, which reviews our ethics and risk program and internal controls over compliance and identifies and recommends to the Board any changes that it deemed necessary. The Risk and Disclosure Committee also monitors compliance with our Code of Business Ethics and Conduct, reviews and evaluates our public disclosures and disclosure controls and procedures and handles any whistleblower complaints.

Board Composition and Committees

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and our Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of a number of directors to be determined from time to time solely by resolution of the Board, which is currently set at seven directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

In accordance with The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5606, The table below provides certain information regarding the diversity of our board of directors as of the date of this annual report. Our last reported Bord Diversity Matrix is available on our website at www.mymd.com in the “Corporate Governance” section found under the “Investors” tab.

Board Diversity Matrix for MyMD Pharmaceuticals, Inc.
As of: June 21, 2023
Total Number of Directors: 6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	6	0	0

Part II: Demographic Background
African American or Black	0	2	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0
Did Not Disclose Demographic Background	0

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Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, share ownership, and affiliations with other board members, shareholders, business, contractor and family relationships, as well as the amount of the compensation we pay to each director, we have determined that Mr. Silverman, Mr. White, Dr. Eagle, and Mr. Uzonwanne have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

Pursuant to the Settlement, we also adopted amendments to our Bylaws to require that at least 50% of the Board qualify as “independent directors” under the Nasdaq Rules and that the Chairman of the Board be an independent director. We are currently in compliance with these requirements.

Board Committees, Meetings and Attendance

During 2022, the Board met in person and telephonically two times and also acted by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2022, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member, except that Dr. Eagle attended less than 75% of the total aggregate number of meetings of the Board and of the committees on which he served during the period when he was a member of the Board and of such committees. Five of the six directors then in office attended our 2022 annual meeting of stockholders. Pursuant to the Settlement, we adopted amendments to our Bylaws to require at least until July 21, 2024 (i) attendance of each member of the Board at our annual meeting of shareholders in person, absent extraordinary circumstances and (ii) no less than four (4) executive session per year among independent directors following each Board meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Risk and Disclosure Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.mymd.com in the “Corporate Governance” section under “Investors.” Pursuant to the Settlement, we adopted several amendments to the committee charters. We disclosed these amendments and intend to disclose any future amendments to the charters of these committees at the same website address provided above.

As of June       , 2023, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk and Disclosure Committee
Chris Chapman, M.D.
Craig Eagle, M.D.		Member
Christopher C. Schreiber
Joshua Silverman	Member	Chair	Member	Member
Jude Uzonwanne	Member	Member	Chair	Member
Bill J. White	Chair		Member	Chair

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Audit Committee

Our Audit Committee is responsible for, among other matters:

●	monitoring the integrity of our financial reporting process, including critical accounting policies and estimates, and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

●	monitoring the independence and performance of our independent auditors and our accounting personnel;

●	providing an avenue of communication among the independent auditors, management, our accounting personnel, and the Board;

●	appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;

●	discussing the scope of the independent auditors’ examination;

●	reviewing the financial statements and the independent auditors’ report;

●	reviewing areas of potential significant financial risk and exposure to us, to the extent that there are any, and assess the steps management has taken to monitor such risks;

●	monitoring compliance with legal and regulatory requirements;

●	soliciting recommendations from the independent auditors regarding internal controls and other matters;

●	making recommendations to the Board;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the SEC;

●	reviewing issues regarding accounting principles and financial statement presentation (including any significant changes in our selection or application of accounting principles); and

●	reviewing the effectiveness of any special accounting steps adopted in light of identified significant and/or material control deficiencies.

Our Audit Committee is composed of Bill J. White (Chair), Joshua Silverman, and Jude Uzonwanne. Our Board has determined that each of the current members of the Audit Committee is independent in accordance with Nasdaq Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. White qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee met 4 times during 2022.

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Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and approving on an annual basis goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and determining the compensation of our Chief Executive Officer based on this evaluation or recommending such goals, objectives and compensation of our Chief Executive Officer’s to the Board for its approval;

●	reviewing and approving on an annual basis the compensation of our executive officers other than our Chief Executive Officer;

●	reviewing on an annual basis the fees and equity compensation paid to the Company’s non-employee directors for service on the Board and Board committees and recommending any changes to the Board as necessary;

●	selecting, retaining and terminating any compensation consultant to be used by the Compensation Committee or us to assist in the evaluation of the compensation of non-employee directors, the Chief Executive Officer or the other executive officers and approving such compensation consultant’s fees and other retention terms, and overseeing the work of such compensation consultant;

●	reviewing, approving and, when appropriate, making recommendations to the Board for approval, incentive-compensation programs and equity-based plans and the adoption of or material changes in material employee benefit, bonus, severance and other compensation plans;

●	reviewing and approving and, when appropriate, recommending to the Board for approval, any employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or the Board which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

●	determining and approving the options and other equity-based compensation to be granted to executive officers, including the Chief Executive Officer, and shall recommend to the Board for approval options and other equity-based compensation to be granted to non-employee directors; and

●	in conjunction with the Chief Executive Officer, determining the issuance of options and other equity-based compensation under the Company’s incentive compensation and other stock-based plans to all other officers and employees.

Our Compensation Committee is composed of Joshua Silverman (Chair), Craig Eagle, M.D., and Jude Uzonwanne. Our Board has determined that each of the current members of the Compensation Committee is independent in accordance with Nasdaq Rules. The Compensation Committee may delegate the determination with respect to persons other than officers to the Chief Executive Officer but will approve the aggregate amount granted to all employees and all new hire grants. The Compensation Committee held one meeting in 2022 and acted several times by unanimous written consent. The Compensation Committee did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2022.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	overseeing the administration of our Code of Business Ethics and Conduct and related policies;

●	leading the search for and recommending individuals qualified to become members of the Board, and selecting director nominees to be presented for election by the shareholders at each annual meeting;

●	ensuring, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to us or our affiliate or individual officer or one of their affiliated, without appropriate review and evaluation for conflicts of interest;

●	ensuring that Board members do not serve on more than six other for-profit public company boards that have a class of securities registered under the Exchange Act in addition to the Board;

●	reviewing the Board’s committee structure and to recommend to the Board for its approval;

●	reviewing recommendations received from shareholders for persons to be considered for nomination to the Board;

●	monitoring compliance with our corporate governance guidelines;

●	developing and implementing an annual self-evaluation of the Board, both individually and as a Board, and of its committees;

●	reviewing and recommending changes to procedures whereby shareholders may communicate with the Board;

●	assessing the independence of directors annually and report to the Board; and

●	recommending to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chairman, whether the roles of Chairman and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed; provided that such structure shall be subject to the bylaws of the Company then in effect.

Our Nominating and Corporate Governance Committee is composed of Jude Uzonwanne (Chair), Bill J. White, and Joshua Silverman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the Nasdaq Rules. The Nominating and Corporate Governance Committee held no meetings in 2022 but acted by unanimous written consent.

The Nominating and Corporate Governance Committee evaluates each director on an annual basis in accordance with the Company’s Director Evaluation Policy, which was implemented pursuant to the Settlement. The policy calls for each director to fill out a Skills Matrix form identifying relevant skills that her or she possesses, along with a brief explanation of the basis for each skill claimed. The director is then interviewed by a member of the Nominating and Corporate Governance Committee in order to discuss:

●	the director’s strengths and contributions to the Board;

●	any gaps in the director’s skills and performance;

●	the director’s thoughts of the Board’s performance over the past year; and

●	the evaluator’s recommendations for how the director can improve.

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The evaluator then fills out a Director Evaluation Scorecard based on the interview, and the Nominating and Corporate Governance Committee reviews the Director Evaluation Scorecards along with the Skills Matrices and reports its findings to the Board. The Director Evaluation Policy, as well as the most recent Skills Matrix and the Scorecard form, are available on our website at www.mymd.com in the “About Us” section under “Team.” Based on the latest evaluation, the Nominating and Corporate Governance Committee did not identify any issues that merited reporting to or action by the Board.

Risk and Disclosure Committee

Our Risk and Disclosure Committee is responsible for, among other matters:

●	reviewing the effectiveness of our Code of Ethics annually, including our ethics and risk program, and recommending to the Board any changes to our policies and internal controls as necessary;

●	monitoring compliance with our Code of Ethics, and specifically reviewing and evaluating our public disclosures and annually reviewing and evaluating our disclosure controls and procedures;

●	reviewing and approving any waivers of provisions of the Code of Ethics;

●	addressing any whistleblower complaints and ensuring that all whistleblower complaints are appropriately reviewed by the Risk and Disclosure Committee and that any appropriate remedial action if necessary is taken based on the results of its review; and

●	ensuring that non-retaliation policies are instituted and strictly complied with in order to protect any Company employee who reports a whistleblower complaint.

Our Risk and Disclosure Committee is composed of Bill J. White (Chair), Joshua Silverman and Jude Uzonwanne. Our Board has determined that each of the current members of the Risk and Disclosure Committee is independent in accordance with Nasdaq Rules. The Risk and Disclosure Committee held no meetings during 2022.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2022.

Our Charter and Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. Stockholder recommendations to the Board should be sent to:

MyMD Pharmaceuticals, Inc.
855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
Attention: Chief Legal Officer

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Such nomination must satisfy the notice, information and consent requirements set forth in our Charter and Bylaws and must be received by us prior to the date set forth under “Other Matters—Stockholder Proposals” below.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will seek to identify new candidates for the Board. The Nominating and Corporate Governance Committee shall then initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors. Pursuant to the Settlement, we adopted amendments to our Bylaws to separate the roles of Chairman of the Board and Chief Executive Officer prior to November 28, 2020. The Settlement required that by November 28, 2020, our Chairman of the Board and Chief Executive Officer positions be occupied by different individuals, and that the Chairman of the Board position be held by an independent director. Furthermore, the role of the Chairman of the Board will be rotated among the independent directors every five 5 years. Currently, Josh Silverman, an independent director, serves as the Chairman of the Board, and Christopher C. Chapman performs the role of principal executive officer, serving as our President and Chief Medical Officer.

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Our Audit Committee has primarily been responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

We also established a Risk and Disclosure Committee, which is primarily responsible for overseeing the Company’s ethics and risk program and internal controls over compliance. In addition, the Risk and Disclosure Committee reports to the full Board, which also considers the Company’s risk profile.

We are continuing to review our established controls and procedures that involve cybersecurity matters to determine any other material impacts to our financial results, operations, and/or reputation to insure such incidents are immediately reported by management to the Board, or individual members or committees thereof, as appropriate, in accordance with our escalation framework and insure we have established procedures to ensure that management responsible for overseeing the effectiveness of disclosure controls is informed in a timely manner of known cybersecurity risks and incidents that may materially impact our operations and that timely public disclosure is made as appropriate.

Communications with Directors

Stockholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Stockholders should address such correspondence to the Board or the relevant Board members in care of: MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: Chief Legal Officer.

All such correspondence will be compiled by our Chief Legal Officer and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our General Counsel or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Anti-Hedging and Anti-Pledging Policies

We do not have any policy governing the ability of employees (including officers) or directors of the registrant, or any of their designees, to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities that may have been granted to such employee or director as part of their compensation or that may be otherwise held, directly or indirectly, by such employee or director.

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Director Compensation

Effective as of 4:05 pm Eastern Time on April 16, 2021, we filed an amendment to our Charter to effect a reverse stock split (the “Reverse Split”) of the issued and outstanding shares of our Common Stock, at a ratio of one share for two shares. Unless otherwise provided, all share amounts in this Proxy Statement as of a date or for periods that precede the Reverse Split have been adjusted to give effect to the Reverse Split.

Director Compensation Table

The following table presents the total compensation for each person who served as a member of our Board during 2022. All compensation paid to Dr. Chapman during 2022 is reported under the Summary Compensation Table. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees earned or paid in cash	Stock Awards(1)	All Other Compensation(2)	Total
Josh Silverman(3)	$216,000	$-	-	$216,000
Bill J. White(4)	96,000	-	-	96,000
Craig Eagle, M.D(5)	96,000	-	-	96,000
Jude Uzonwanne(6)	96,000	-	-	96,000
Christopher Schreiber(7)	-	-	306,000	306,000

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock awards granted during the fiscal year ended December 31, 2022, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	This column includes salaries and matching contributions paid to participants of the 401(k) Plan for non-executive employee members of the Board.

(3)	As of December 31, 2022, Mr. Silverman had 673,776 outstanding restricted stock units (“RSUs”).

(4)	As of December 31, 2022, Mr. White had 223,776 outstanding RSUs.

(5)	As of December 31, 2022, Dr. Eagle had 150,000 outstanding RSUs.

(6)	As of December 31, 2022, Mr. Uzonwanne had 150,000 outstanding RSUs.

(7)	On January 24, 2020, Mr. Schreiber entered into an employment agreement with the Company, under which he would receive an annual salary of $300,000. Since then, he has served the Company in various positions, and his employment agreement with the Company remains in effect. As of December 31, 2022, Mr. Schreiber had 238,238 outstanding RSUs.

Narrative Disclosure to Director Compensation Table

As approved by the Compensation Committee of the Board on March 29, 2019, beginning in April 2019, each serving director who is not also holding a position as an executive officer is paid $8,000 per month. On or around May 2020, the Compensation Committee of the Board approved payments to Mr. Silverman of $18,000 per month, beginning in May 2020. All director fees were paid on a monthly basis. There was no other compensation for directors during the year ended December 31, 2022.

On October 14, 2021, the Compensation Committee of the Board authorized the issuance of 2,795,000 restricted stock units with a fair market value of $8.09 per RSU to the directors and key employees of the Company. These RSUs will vest in thirds when certain market capitalization milestones are met and maintained for twenty consecutive trading sessions. Upon achievement of a vesting milestone, the expenses related to the vested RSUs will be recorded at the fair market value of the Company’s Common Stock on the date of vesting.

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Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of June 21, 2023 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers (or “NEOs,” as defined below) and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the exercise of warrants to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of June 21, 2023 by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class		Number of Shares of Series D Preferred Stock Beneficially Owned (2)	Percentage of Class	Total Voting Power
5% Beneficial Owner
Richard Abbe / Iroquois Capital Investment Group LLC (3)	3,281,216		%	-			%
Caroline Williams / Starwood Trust (4)	3,744,451		%	-			%
Samuel Duffey (5)	2,048,862		%				%
Premas Biotech PVT Ltd. (6)	103,782			72,992	100%

Named Executive Officers and Directors
Joshua Silverman (7)	155,442			-
Bill J White (8)	123,776			-
Craig Eagle, M.D. (9)	158,333			-
Jude Uzonwanne (10)	50,000			-
Christopher C Schreiber (11)	138,238			-
Christopher Chapman, M.D. (12)	350,000			-
Adam Kaplin, M.D., PhD (13)	50,000			-
Paul Rivard (14)	75,000			-
All current executive officers and Directors as a group (9 persons)	1,100,789			-

* Less than 1%.

1.	Percentage of Common Stock ownership is based on shares of Common Stock issued and outstanding as of June 21, 2023.

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2.	Percentage of Series D Preferred Stock ownership is based on shares of Series D Preferred Stock issued and outstanding as of June 21, 2023.

3.	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page (“Ms. Page”) and Richard Abbe (“Mr. Abbe”) make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF. IMF owns 427,051 shares of Common Stock (including 395,867 shares issued to IMF in connection with Installment Conversions issued to the holders of the Company’s Series F Convertible Preferred Stock) and warrants to purchase 1,126,105 shares of Common Stock (all of which are subject to a 9.99% beneficial ownership blocker).

Mr. Abbe also has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. ICIG owns 918,141 shares of Common Stock (including 217,727 shares issued to ICIG in connection with Installment Conversions issued to the holders of the Company’s Series F Convertible Preferred Stock) and warrants to purchase 645,039 shares of Common Stock (all of which are subject to a 9.99% beneficial ownership blocker). In addition, by virtue of his position as a custodian or trustee of certain Accounts (The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust), Mr. Abbe may be deemed to be the beneficial owner of the 115,770 shares of Common Stock held in aggregate by such Accounts. In addition, by virtue of his position as trustee of the Abbe Berman Foundation, Mr. Abbe may be deemed to be the beneficial owner of the 49,110 shares of Common Stock held by the Abbe Berman Foundation.

4.	This information is based on a Schedule 13D filed with the SEC on April 16, 2021 by Caroline Williams (“Ms. Williams”), individually and as trustee of the Starwood Trust (“Trust”), and on information available to the Company. The Schedule 13D reports shared voting power for 3,747,210 shares of Common Stock and shared dispositive power for 3,747,210 shares of Common Stock. The Common Stock is held directly by the Trust. As trustee of the Trust, Ms. Williams makes voting and investment decisions on behalf of the Trust. As a result of the foregoing, Ms. Williams may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange) of the securities held by The Starwood Trust. The principal business address of The Starwood Trust is 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606. The Trust owns 2,471,479 shares of Common Stock .

Ms. Williams individually owns 1,272,972 shares of Common Stock as such is deemed to have beneficial ownership.

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5.	This information is based on a Schedule 13D filed with the SEC on September 8, 2022 by Samuel Duffey (“Mr. Duffey”), individually and as trustee of the Rachel Jean Williams 2021 Irrevocable Trust (“RJW Trust”), and on information available to the Company. The Schedule 13D reports that Mr. Duffey holds sole voting and dispositive power over 775,891 shares of Common Stock. Mr. Duffey holds shared voting and dispositive power with respect to 1,272,971 shares of Common Stock that are held by the RJW Trust as its sole trustee.

The principal business address of Mr. Duffey is 8771 Grey Oaks Ave., Sarasota, Florida 34238.

6.	On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 shares of Common Stock and 72,992 shares of Series D Convertible Preferred Stock as partial compensation for their rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

7.	Represents (i) 88,776 shares of Common Stock held by Mr. Silverman and (ii) 66,666 shares of Common Stock issuable upon the exercise of options held by Mr. Silverman exercisable within 60 days of the Record Date.

8.	Represents (i) 73,776 shares of Common Stock held by Mr. White and (ii) 50,000 shares of Common Stock issuable upon the exercise of options held by Mr. White exercisable within 60 days of the Record Date.

9.	Represents 158,333 shares of Common Stock issuable upon the exercise of options held by Dr. Eagle which exercisable within 60 days of the Record Date.

10.	Represents 50,000 shares of Common Stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of the Record Date.

11.	Represents (i) 88,238 shares of Common Stock held by Mr. Schreiber and (ii) 50,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schreiber exercisable within 60 days of the Record Date.

12.	Represents 350,000 shares of Common Stock issuable upon the exercise of options held by Dr. Chapman exercisable within 60 days of the Record Date.

13.	Represents 50,000 shares of Common Stock issuable upon the exercise of options held by Dr. Kaplin exercisable within 60 days of the Record Date.

14.	Represents (i) 25,000 shares of Common Stock held by Mr. Rivard, (ii) 50,000 shares of Common Stock issuable upon the exercise of options held by Mr. Rivard exercisable within 60 days of the Record Date.

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Certain Relationships and Related Transactions

Transactions with related persons are governed by our Code of Business Ethics and Conduct, which applies to all of our employees, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by the Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Business Ethics and Conduct and Whistleblower Policy.

Other than compensation agreements and other arrangements that are described below and under “Executive Compensation” herein, since January 1, 2021, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

On August 17, 2022, pursuant to a securities purchase agreement with certain institutional and accredited investors, dated August 15, 2022, the Company issued and sold, in a registered direct offering (the “August RD”), an aggregate of 1,411,764 shares of its Common Stock at an offering price of $4.25 per share and, in a concurrent private placement (together with the August RD, the “August Offerings”), 1,411,764 unregistered investor warrants to purchase up to 1,411,764 shares of its Common Stock at an exercise price of $5.25, for gross and net proceeds of $5,999,997 and $5,550,028, respectively. In connection with the August Offering, we issued to Iroquois Capital Investment Group LLC (“ICIG”) 235,294 shares of Common Stock and warrants to purchase an additional 235,294 shares of Common Stock. ICIG is the beneficial owner of more than five percent of our Common Stock. In connection with the August Offering, we also issued to Iroquois Master Fund Ltd., an affiliate of ICIG (“IMF”), 352,941 shares of Common Stock and warrants to purchase an additional 352,941 shares of Common Stock.

In addition, pursuant to a securities purchase agreement with certain institutional and accredited investors, dated February 21, 2023, we issued to ICIG 2,750 shares of our Series F Preferred Stock and warrants to purchase up to 1,219,512 shares of Common Stock. In connection with the February 2023 Offering we also issued to IMF 5,000 shares of Series F Preferred Stock and warrants to purchase up to 2,217,295 shares of Common Stock.

On April 14, 2023, the Company issued a reimbursement payment to Mr. Jonnie Williams, Sr. in the amount $500,000. The payment represented reimbursement for expenses incurred by Mr. Williams meeting with potential strategic corporate partners on behalf of the Company as part of the Company’s business development efforts. Mr. Williams is an immediate family member of a stockholder who beneficially holds more than 5% of our Common Stock.

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Related Party Transactions of MyMD Florida

On November 11, 2020, in connection with the merger (the “Merger”) by and between XYZ Merger Sub Inc., a Florida corporation and wholly owned subsidiary of the Company, and MyMD Pharmaceuticals (Florida), Inc., a Florida corporation formerly known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”), MyMD Florida entered into the Supera Asset Purchase Agreement, pursuant to which MyMD Florida agreed to acquire from Supera substantially all of the assets (including all rights to Supera-1R) and certain obligations of Supera in consideration of the issuance to Supera of an aggregate of 33,937,909 shares of MyMD Florida common stock. After giving effect to the exchange ratio used to calculate consideration for shares of MyMD Florida following the Merger (the “Exchange Ratio”) and the Reverse Split, such shares of MyMD Florida common stock are equivalent to 13,096,639 shares of the Company’s Common Stock. Supera is owned principally by The Starwood Trust, a trust for which MyMD Florida’s founder Jonnie R. Williams, Sr. was the settlor/grantor; Mr. Williams did not have voting or investment power of the MyMD Florida shares held by the trust. Supera is a Florida corporation that was incorporated in September 2018 by Mr. Williams and The Starwood Trust to develop and commercialize Supera-1R, and in December 2018, Mr. Williams assigned his rights and intellectual property relating to Supera-1R to Supera. As partial consideration for such assignment, Supera has granted to SRQ Patent Holdings II, a royalty with respect to product sales and other consideration arising from the assigned intellectual property.

On November 11, 2020, Supera entered into an Amended and Restated Confirmatory Patent Assignment and Royalty Agreement, with SRQ Patent Holdings II under which Supera (or its successor) is obligated to pay to SRQ Patent Holdings II (or its designees) certain royalties on product sales or other revenue received on products that incorporate or are covered by the intellectual property that was assigned to Supera by Mr. Williams. The royalty is equal to 8% of the net sales price on products sales and, without duplication, 8% of milestone revenue or sublicense compensation. This agreement was assumed by MyMD Florida in connection with the Supera Purchase and remained in place following the Merger. SRQ Patent Holdings II is an affiliate of Mr. Williams.

On November 11, 2020 MyMD Florida entered into an Amended and Restated Confirmatory Patent Assignment and Royalty Agreement with SRQ Patent Holdings under which MyMD Florida (or its successor) would be obligated to pay to SRQ Patent Holdings (or other designees) certain royalties on product sales or other revenue received on products that incorporate or are covered by the intellectual property that was assigned to MyMD Florida by SRQ Patent Holdings. The royalty is equal to 8% of the net sales price on product sales and, without duplication, 8% of milestone revenue or sublicense compensation. This agreement remained in place following the Merger. SRQ Patent Holdings is an affiliate of Mr. Williams.

On November 11, 2020, MyMD Florida, The Starwood Trust and Mr. Williams agreed to cancel options to purchase an aggregate of 31,300,000 of MyMD Florida common stock and terminate the underlying stock option award agreements. After giving effect to the Exchange Ratio and the Reverse Split, such options to purchase MyMD Florida common stock became equivalent to options to purchase 12,078,670 shares of the Company’s Common Stock.

Upon the completion of the Merger, all amounts due and owing with respect to the line of credit established between MyMD Florida and The Starwood Trust were paid off in full. The Starwood Trust is a trust for which Mr. Williams was the settlor/grantor; Mr. Williams did not have voting or investment power of the MyMD Florida shares held by the trust.

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Executive Compensation

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of June         , 2023:

Name	Age	Position with the Company
Chris Chapman, M.D.	70	President and Chief Medical Officer
Adam Kaplin, M.D., Ph.D.	56	Chief Scientific Officer
Paul Rivard, Esq.	52	Chief Legal Officer
Ian Rhodes	50	Chief Financial Officer

Please see biography of Dr. Chapman on page 8 of this Proxy Statement.

Adam Kaplin, M.D., Ph.D. has been our Chief Scientific Officer since April 16, 2021. He previously served as Chief Scientific Officer of MYMD Florida effective as of December 18, 2020. Since June 20, 2022, Dr. Kaplin has served as the President and Chief Scientific Officer of Mira Pharmaceuticals, which is developing novel synthetic cannabinoid analogs for a range of neuropsychiatric conditions. He has been an adjunct faculty member at Johns Hopkins since December 18, 2020, and he served as the Chief Psychiatric Consultant to the Johns Hopkins Multiple Sclerosis and Transverse Myelitis Centers from July 1, 2004 to December 18, 2020. Dr. Kaplin completed his undergraduate training at Yale University and his M.D. and Ph.D. training at the Johns Hopkins School of Medicine. His research training experience includes having trained in the labs of two Nobel Laureates and completed his Ph.D. and postdoctoral training in the Lab of Solomon Snyder, M.D., who was the 2005 recipient of the National Medal of Science (the highest science honor in the United States). Dr. Kaplin investigated the biological basis of the effects of the immune system on mood regulation and cognition, and he provided neuropsychiatric care to patients afflicted with such comorbidities. His research is focused on understanding the biological basis of depression and dementia and discovering new ways to diagnose prognosticate and treat these diseases.

Paul Rivard, Esq. has been our Chief Legal Officer since March 22, 2023, and prior to that time he served as Executive Vice President of Operations and General Counsel since April 16, 2021. He previously served as Executive Vice President of Operations and General Counsel of MYMD Florida effective as of September 21, 2020. Prior to joining MYMD Florida, Mr. Rivard was a principal shareholder of Banner Witcoff, a national law firm specializing in intellectual property law, from 2003–2020, and in that capacity also served as Chair of the firm’s Prosecution Policies and Procedures Committee, developing and refining internal procedures, workflow, and docketing practices to improve efficiencies and mitigate risk. Before becoming a principal shareholder, Mr. Rivard was an associate at Banner Witcoff from 1998–2002. In addition, prior to his time at Banner Witcoff, Mr. Rivard served as a patent examiner for the United States Patent and Trademark Office from 1992–1998. Mr. Rivard brings more than 20 years of experience as intellectual property counsel for clients ranging from startups to Fortune 100 companies in the life sciences, chemical and consumer product industries, including primary outside intellectual property counsel for MYMD Florida from 2014–2020. From May 2022 until March 2023, Mr. Rivard served as Executive Vice President and General Counsel of MIRA Pharmaceuticals, Inc., a privately held company developing a synthetic cannabinoid analog for treating chronic pain and anxiety, and from November 2021 until May 2022 served as President of that company. Mr. Rivard received his Juris Doctor from Catholic University of America’s Columbus School of Law, graduating cum laude in 1998, and his B.S. in Chemical Engineering from Clarkson University in 1992.

Ian Rhodes has been our Interim Chief Financial Officer since February 1, 2021. Mr. Rhodes joined Brio Financial Group in January 2021. From March 2020 to December 2020, Mr. Rhodes served as the Interim CFO of Roadway Moving and Storage. From November 2018 to July 2019, he served as Interim CFO of Greyston Bakery and Foundation. From December 2016 to September 2018, Mr. Rhodes served as President, CEO and Director of GlyEco, Inc., and served as CFO of GlyEco, Inc. from February 2016 to December 2016. From May 2014 to January 2016, he served as CFO of Calmare Therapeutics. Mr. Rhodes began his career at PricewaterhouseCoopers, where he worked for 15 years. Mr. Rhodes holds a Bachelor of Science degree in Business Administration with a concentration in Accounting from Seton Hall University and is a licensed CPA in New York.

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Summary Compensation Table

The following table summarizes information regarding the material components of the executive compensation arrangements of our named executive officers, comprised of (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the 2022 fiscal year and whose salary, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) up to two most highly compensated former executive officers who were no longer serving as an executive officer at the end of the 2022 fiscal year (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “NEOs”).

Our NEOs for 2022 were as follows:

●	Chris Chapman, M.D., President and Chief Medical Officer

●	Adam Kaplin, M.D., Ph.D., Chief Scientific Officer

●	Paul Rivard, Esq., Chief Legal Officer and Former Executive Vice President of Operations and General Counsel

Effective as of 4:05 pm Eastern Time on April 16, 2021, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split of the issued and outstanding shares of our Common Stock, at a ratio of 1 for 2. The stock awards listed below have been adjusted to give effect to the Reverse Stock Split.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)		Option Awards(2)	All Other Compensation ($)(3)	Total ($)
Christopher Chapman, M.D.(4)	2022	161,827	100,000	-		-	-	261,827
President, Chief Medical Officer	2021	165,000	121,540	4,854,000	(7)	-	-	5,140,540

Adam Kaplin, M.D., PhD(5)	2022	245,153	100,000	-		-	8,580	353,733
Chief Scientific Officer	2021	250,000	126,724	4,854,000	(7)	-	-	5,230,724

Paul Rivard, Esq.(6)	2022	161,827	20,000	-		-	6,412	188,239
Chief Legal Officer	2021	165,000	60,000	1,618,000	(8)	-	-	1,843,000

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock awards granted during the fiscal year ended December 31, 2021, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification (“FASB ASC”) Topic 718 for share-based compensation transactions.

(2)	In accordance with SEC rules, this column reflects the aggregate fair value of option awards granted during the fiscal year ended December 31, 2020, computed as of their respective grant dates in accordance with FASB ASC Topic 718 for share-based compensation transactions.

(3)	This column reflects the matching contribution paid to participants of the MyMD Pharmaceuticals 401(k) PS Plan (the “401(k) Plan”).

(4)	Dr. Chapman was appointed President and Chief Medical Officer of MyMD effective April 16, 2021. Prior to the Merger, Dr. Chapman served as the President and Chief Medical Officer of MyMD Florida effective November 1, 2020.

(5)	Dr. Kaplin was appointed Chief Scientific Officer of MyMD effective April 16, 2021. Prior to the Merger, Dr. Kaplin served as Chief Scientific Officer of MyMD Florida effective December 18, 2020.

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(6)	On April 16, 2021, Mr. Rivard entered into an employment agreement, under which he would receive an annual salary of $165,000. On March 22, 2023, Mr. Rivard was appointed as Chief Legal Officer and his annual salary was increased to $275,000, retroactively to January 1, 2023. Prior to the Merger, Mr. Rivard served as Executive Vice President of Operations and General Counsel of MyMD Florida effective September 21, 2020.

(7)	On October 14, 2021, the Company granted 600,000 restricted stock units (“RSUs”) to each of Dr. Chapman and Dr. Kaplin.

(8)	On October 14, 2021, the Company granted 200,000 RSUs to Mr. Rivard.

Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our NEOs.

Employment of Chris Chapman, M.D.

Effective November 1, 2020, MyMD Florida and Dr. Chapman entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated December 18, 2020, that certain Second Amendment to Employment Agreement dated January 8, 2021, and that certain Third Amendment to Employment Agreement dated February 11, 2021 (such agreement, as amended, the “Chapman Employment Agreement”), pursuant to which Dr. Chapman was appointed President and Chief Medical Officer of MyMD Florida. Under the Chapman Employment Agreement, Dr. Chapman was entitled to an annual base salary of $165,000, payable monthly. Dr. Chapman is also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Chapman Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Chapman upon achievement of all specified Bonus Events is $800,000. In addition, Dr. Chapman is eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of the board of directors. Pursuant to and on the effective date of the Chapman Employment Agreement, Dr. Chapman was also granted options to purchase 250,000 shares of MyMD Florida Common Stock, at an exercise price of $1.00 per share. (After giving effect to the Exchange Ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 96,475 shares of the Company’s Common Stock at an exercise price of $2.59.) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (as amended, the “MyMD Florida Incentive Plan”) (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). The options expired on April 16, 2023. MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Chapman during the term of employment under the Chapman Employment Agreement.

Dr. Chapman’s employment with MyMD Florida pursuant to the Chapman Employment Agreement commenced as of the effective date of the Chapman Employment Agreement and was to continue for a period of two years, unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Chapman’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Chapman his monthly base salary for a period of three months following the date that notice of termination of employment is provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Chapman under the Chapman Employment Agreement.

The Chapman Employment Agreement also contains certain standard confidentiality, work for hire and assignment of inventions provisions.

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On August 2, 2020, Dr. Chapman received a discretionary grant of options to purchase 200,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. All such options vested immediately upon grant. The options had an original term of ten years from the date of grant, subject to certain events described in the applicable award agreement, including Dr. Chapman’s, death, disability, retirement or an “Event of Cause” (as defined in the applicable award agreement). In connection with the Agreement and Plan of Merger and Reorganization entered into by the parties to the Merger (as amended, the “Merger Agreement”), certain terms of such options were amended. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 77,180 shares of the Company’s Common Stock at an exercise price of $2.59. The options expired on April 16, 2023.

Immediately following the effective time of the Merger, the Board appointed Dr. Chapman to the offices of President and Chief Medical Officer on the terms of the Chapman Employment Agreement.

On November 24, 2021, the Company and Dr. Chapman entered into a Fourth Amendment to Employment Agreement. This agreement provided that certain performance criteria applicable to Dr. Chapman’s bonus compensation under the Chapman Employment Agreement would be waived and deemed to have been achieved, and that Dr. Chapman would be entitled to a bonus payment of $100,000 as a result. On August 30, 2022, the Company and Dr. Chapman entered into a Fifth Amendment to amend one of the performance criteria under the Chapman Employment Agreement, upon the achievement of which by the Company Dr. Chapman would be entitled to an additional bonus payment of $100,000. On February 1, 2023, the Company and Dr. Chapman entered into a Sixth Amendment providing for Dr. Chapman’s annual base salary to be set at $310,000, effective retroactively to January 1, 2023.

Employment of Adam Kaplin, M.D., Ph.D.

Effective December 18, 2020, MyMD Florida and Dr. Kaplin entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated February 11, 2021 (such agreement, as amended, the “Kaplin Employment Agreement”), pursuant to which Dr. Kaplin was appointed Chief Scientific Officer of MyMD Florida. Under the Kaplin Employment Agreement, Dr. Kaplin is entitled to an annual base salary of $250,000, payable monthly. Dr. Kaplin is also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Kaplin Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Kaplin upon achievement of all specified Bonus Events is $800,000. In addition, Dr. Kaplin is eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of the board of directors. On the effective date of the Kaplin Employment Agreement, Dr. Kaplin received a signing bonus in the form of a lump-sum cash payment in the amount of $100,000 and was also granted options to purchase 400,000 shares of MyMD Florida Common Stock, at an exercise price of $1.00 per share. (After giving effect to the Exchange Ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 154,360 shares of the Company’s Common Stock at an exercise price of $2.59.) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). The options expired on April 16, 2023. MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Kaplin during the term of employment under the Kaplin Employment Agreement.

Dr. Kaplin’s employment with MyMD Florida pursuant to the Kaplin Employment Agreement commenced on December 18, 2020 and was to continue for a term of two years unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Kaplin’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Kaplin his monthly base salary for a period of three months following the date that notice of termination of employment is provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Kaplin under the Kaplin Employment Agreement.

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The Kaplin Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Immediately following the effective time of the Merger, the Board appointed Dr. Kaplin to the office of Chief Scientific Officer on the terms of the Kaplin Employment Agreement.

On November 24, 2021, the Company and Dr. Kaplin entered into a Second Amendment to Employment Agreement. This agreement provided that certain performance criteria applicable to Dr. Kaplin’s bonus compensation under the Kaplin Employment Agreement would be waived and deemed to have been achieved, and that Dr. Kaplin would be entitled to a bonus payment of $100,000 as a result. On August 30, 2022, the Company and Dr. Kaplin entered into a Third Amendment to amend one of the performance criteria under the Kaplin Employment Agreement, upon the achievement of which by the Company Dr. Kaplin would be entitled to an additional bonus payment of $100,000.

Employment of Paul Rivard, Esq.

Effective September 21, 2020, MyMD Florida and Mr. Rivard entered into an employment agreement (such agreement, as amended, the “Rivard Employment Agreement”), pursuant to which Mr. Rivard was appointed Executive Vice President of Operations and General Counsel of MyMD Florida. Under the Rivard Employment Agreement, Mr. Rivard was entitled to an annual base salary of $165,000, payable monthly. Mr. Rivard is also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Rivard Employment Agreement). The aggregate amount of bonus compensation payable to Mr. Rivard upon achievement of all specified Bonus Events is $160,000. In addition, Mr. Rivard is eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of the board of directors. On the effective date of the Rivard Employment Agreement, Mr. Rivard was granted options to purchase 200,000 shares of MyMD Florida Common Stock, at an exercise price of $1.00 per share. (After giving effect to the Exchange Ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 77,180 shares of the Company’s Common Stock at an exercise price of $2.59.) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). The options expired on April 16, 2023. MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Mr. Rivard during the term of employment under the Rivard Employment Agreement.

Mr. Rivard’s employment with MyMD Florida pursuant to the Rivard Employment Agreement commenced on September 21, 2020 and was to continue until terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Mr. Rivard employment with MyMD Florida, MyMD Florida was to pay to Mr. Rivard his monthly base salary for a period of three months following the date that notice of termination of employment is provided.

The Rivard Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Immediately following the effective time of the Merger, the Board appointed Mr. Rivard to the office of Executive Vice President of Operations and General Counsel on the terms of the Rivard Employment Agreement.

On March 22, 2023, Mr. Rivard was appointed Chief Legal Officer and his annual salary was increased to $275,000, retroactively to January 1, 2023.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our NEOs and which remain outstanding as of December 31, 2022:

Named Executive Officer	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date(1)	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested ($)
Christopher Chapman, M.D.	38,590	(3)	-	2.59	4/16/2023	-		-
President, Chief Medical Officer	77,180	(4)	-	2.59	4/16/2023	-		-
	77,180	(5)	-	2.59	4/16/2023	-		-
	96,475	(6)	-	2.59	4/16/2023	-		-
	-		-	-	n/a	600,000	(2)	4,854,000

Adam Kaplin, M.D., PhD	154,360	(7)	-	2.59	4/16/2023	-		-
Chief Scientific Officer	-		-	-	n/a	600,000	(2)	4,854,000

Paul Rivard, Esq	77,180	(8)	-	2.59	4/16/2023	-		-
Chief Legal Officer	-		-	-	n/a	200,000	(2)	1,618,000

(1)	All such options vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan. Accordingly, all such options expired on April 16, 2023, the second-year anniversary of the effective date of the Merger.

(2)	Granted on October 14, 2021. These RSUs vest at various times based upon the market capitalization of the company.

(3)	Granted on December 3, 2018.

(4)	Granted on December 31, 2019.

(5)	Granted on August 3, 2020.

(6)	Granted on October 26, 2020.

(7)	Granted on December 18, 2020.

(8)	Granted on August 21, 2020.

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Pay Versus Performance

As required by the pay versus performance rules adopted by the SEC pursuant to the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd–Frank Act”), we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” (“CAP”) to NEOs, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.

Shareholders should refer to our compensation philosophy discussion and analysis in this proxy statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table provides the information required to be disclosed for our NEOs for each of the fiscal years ended December 31, 2022 and December 31, 2021 along with the financial information required to be disclosed for each fiscal year. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for the Principal Executive Officer (“PEO”) (Current) (1) ($)	CAP to PEO (Current) (2)(3) ($)	Summary Compensation Table Total for PEO (Former) (1) ($)	CAP to PEO (Former) (2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (4) ($)	Average CAP to Non-PEO NEOs (3)(4) ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return (“TSR”) (5) ($)	Net (Loss) Income (6) ($)
2022	261,827	(4,105,450)			270,986	(2,261,445)	29	(15,197,336)
2021	5,140,540	4,524,544	1,513,500	1,335,480	3,536,862	2,965,664	152	(29,889,045)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2021 and 2022 fiscal years for the persons who served as our PEO for the applicable year. Effective April 16, 2021, Mr. Christopher Schreiber resigned as our PEO. Mr. Schreiber’s compensation information for 2021 is included in this table as a former PEO in accordance with Item 402(v) of Regulation S-K. Mr. Schreiber’s compensation information for 2022 is not included because he did not serve as our PEO during 2022. Effective April 16, 2021, Dr. Christopher Chapman was appointed as Chief Executive Officer, and since such date, has performed the duties of PEO. For additional information, see “Executive Compensation—Summary Compensation Table.”

(2)	The dollar amounts reported in this column represent the amount of “CAP” to our current and former PEO, as computed in accordance with Item 402(v) of Regulation S-K.

(3)	The following table reflects the adjustments made to compute CAP for each applicable year:

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	2022		2021
	PEO ($)	Non-PEO NEOs ($)	PEO ($)	Former PEO ($)	Non-PEO NEOs ($)
Summary Compensation Table Total	261,627	541,972	5,140,540	1,513,500	7,073,724
Adjustments
(Subtraction): Stock Awards	-	-	(4,854,000)	(1,213,500)	(6,472,000)
Fair Value of Equity Awards:
Addition: Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	-	-	3,636,000	909,000	4,848,000
Addition: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	(4,367,077)	(5,064,861)	602,004	-	481,603
Addition: Fair Value on Vesting Date of Equity Awards Granted and Vested in the Covered Year	-	-	-	-	-
Addition: Change in Fair Value of Prior Year Equity Awards Vested in the Covered Year	-	-	-	126,480	-
(Subtraction): Year-End Fair Value in the Prior Year of Equity Awards Granted in any Prior Year that are Forfeited During the Covered Year	-	-	-	-	-
Addition: Dollar Value of Dividends or Other Earnings Paid on Stock or Option Awards in the Covered Year Prior to the Vesting Date If Not Otherwise Reflected	-	-	-	-	-
Total Adjustments for Fair Value of Equity Awards	(4,367,077)	(5,064,861)	4,238,004	1,035,480	5,329,603
Compensation Actually Paid	(4,105,450)	(4,522,889)	4,524,544	1,335,480	5,931,327

(4)	The dollar amounts reported in this column represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs in each applicable year were Paul Rivard and Dr. Adam Kaplin.

(5)	The amounts reported in this column reflect our cumulative TSR, assuming an initial fixed $100 investment in the Company for the period starting December 31, 2020 through the end of each listed fiscal year. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.

(6)	The dollar amounts reported represent the amount of net loss attributable to the Company’s shareholders as reflected in our consolidated audited financial statements for each applicable year.

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Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between CAP to our PEO and former PEO, the average of CAP to our Non-PEO NEOs, and our net loss during the two most recently completed fiscal years.

PEO, Former PEO and Average NEO Compensation Actually Paid Versus Company Net Loss
Compensation Actually Paid ($ Thousands)
5,000
4,000
3,000
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
Company Net Loss ($ Thousands)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
(35,000)
2021
2022
Fiscal Year
Compensation Actually Paid to PEO
Compensation Actually Paid to Former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Net Loss

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO and former PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO, Former PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
5,000
4,000
3,000
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
160
140
120
100
80
60
40
20
-
Company TSR ($)
2021
2022
Fiscal Year
Compensation Actually Paid to PEO
Compensation Actually Paid to Former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Equity Compensation Plans

2021 Equity Incentive Plan

Pursuant to the Merger Agreement, at the effective time of the Merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Company’s stockholders on April 15, 2021. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards which may be granted singly, in combination or in tandem, and which may be paid in cash or shares of Common Stock. At the effective time of the Merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 7,228,184 shares. As of June 21, 2023,            shares remain available for issuance under the 2021 Plan.

Purpose. The purpose of the 2021 Plan is to enable the Company to remain competitive and innovative in its ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of its subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of the Company’s Common Stock. The 2021 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by the Company’s Board of Directors on March 18, 2021 (the “Plan Effective Date”) and approved by the Company’s stockholders on April 15, 2021. The 2021 Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by the Company’s Board of Directors. No awards may be made under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. At the effective time of the Merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 7,228,184 shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of the Company’s Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2021 Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. If an award under the 2021 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2021 Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the 2021 Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the 2021 Plan. Only shares forfeited back to the Company or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2021 Plan but shall not increase the maximum number of shares described above as the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to incentive stock options.

Administration. The 2021 Plan is administered by the compensation committee of the Board or such other committee of the board as is designated by it to administer the 2021 Plan (the “2021 Plan Administration Committee”). If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the 2021 Plan Administration Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. At any time there is no 2021 Plan Administration Committee to administer the 2021 Plan, any reference to the 2021 Plan Administration Committee is a reference to the Board.

The 2021 Plan Administration Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan as well as any sub-plans for awards to be made to eligible award recipients who are not resident in the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The 2021 Plan Administration Committee may delegate certain of its duties to one or more of the Company’s officers as provided in the 2021 Plan. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to an award recipient subject to the reporting requirements of Section 16 of the Exchange Act shall be performed solely by the 2021 Plan Administration Committee.

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Upon the adoption of the 2021 Plan, awards granted under the 2018 Plan (as defined below) remained in full force and effect under the terms and conditions of the 2018 Plan and in accordance with each award’s respective terms.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the Company’s successful performance, are eligible to participate in the 2021 Plan. As of the Record Date, the Company had 10 employees, 0 contractors, and 4 non-employee directors who would be eligible for awards under the 2021 Plan.

Stock Options. The 2021 Plan Administration Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that the 2021 Plan Administration Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company shares of the Company’s Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that Company withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the 2021 Plan Administration Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

Stock Appreciation Rights. The 2021 Plan Administration Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2021 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the 2021 Plan Administration Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

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Restricted Stock and Restricted Stock Units. The 2021 Plan Administration Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the 2021 Plan Administration Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the 2021 Plan Administration Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The 2021 Plan Administration Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions and conditions. Except as otherwise provided in the 2021 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon, provided that (i) any dividends with respect to such a restricted stock award may be withheld by the Company for the participant’s account until such award is vested, subject to such terms as determined by the 2021 Plan Administration Committee, and (ii) any dividends so withheld by the Company and attributable to any particular restricted stock award shall be distributed to such participant in cash or, at the discretion of the 2021 Plan Administration Committee, in shares of the Company’s Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon vesting of the award. If, however, such restricted stock award is forfeited, the participant’s rights as to such dividends will also be forfeited.

Performance Awards. The 2021 Plan Administration Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to the Company’s Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The 2021 Plan Administration Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the 2021 Plan Administration Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the 2021 Plan Administration Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the 2021 Plan Administration Committee deems satisfactory, the 2021 Plan Administration Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2021 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to shareholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the 2021 Plan Administration Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis sections of the Company’s annual report and definitive proxy statement, as applicable.

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Other Awards. The 2021 Plan Administration Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of the Company’s Common Stock, if the 2021 Plan Administration Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The 2021 Plan Administration Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan. If the 2021 Plan Administration Committee imposes conditions upon vesting, then, subsequent to the date of grant, the 2021 Plan Administration Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The 2021 Plan Administration Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the 2021 Plan Administration Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The 2021 Plan Administration Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the 2021 Plan Administration Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, the Company may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the 2021 Plan Administration Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the 2021 Plan Administration Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the 2021 Plan Administration Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limit under the 2021 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the 2021 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

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Amendment or Discontinuance of the 2021 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2021 Plan in whole or in part; provided, however, that (i) no amendment that requires shareholder approval in order for the 2021 Plan and any awards under the 2021 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2021 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2021 Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The 2021 Plan Administration Committee may not, without the approval of our shareholders, “reprice” any stock options or SARs. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its option price or exercise price, respectively; (ii) canceling a stock option or SAR at a time when its option price or exercise price, respectively, exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an option price or exercise price that is less than the option price or exercise price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles.

MyMD Florida Pre-Merger Plan

In 2016, pre-Merger MyMD Florida adopted the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”). The MyMD Florida Incentive Plan provided for the issuance of up to 50,000,000 shares of pre-Merger MyMD Florida Common Stock. As of the Record Date, no options were outstanding and no shares of Company Common Stock remain available for issuance under the 2016 Plan.

Pursuant to the Merger Agreement, effective as of the effective time of the Merger, the Company assumed pre-Merger MyMD Florida’s Second Amendment to Amended and Restated 2016 Stock Incentive Plan (collectively with the 2016 Plan, the “MyMD Florida Incentive Plan”), assuming all of pre-Merger MyMD Florida’s rights and obligations with respect to the options issued thereunder (except that the term of each options was amended to expire on the second-year anniversary of the effective time of closing). The assumed pre-Merger MyMD Florida’s options became a number of shares of Company Common Stock equal to the product of (a) the number of shares of MyMD Florida Common Stock subject to such option, multiplied by (b) the Exchange Ratio and rounding the resulting number down to the nearest whole share of Company Common Stock, at an exercise price per share of Company Common Stock equal to the quotient of (i) the exercise price per share of MyMD Florida Common Stock subject to such option immediately prior to the effective time of the merger divided by (ii) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent, and then subsequently adjusted for the reverse stock split of the MyMD Florida Common Stock. Upon the closing of the Merger, the Company assumed all of pre-Merger MyMD Florida’s rights and obligations under pre-Merger MyMD Florida stock options that were outstanding immediately prior to the effective time of the Merger, and no additional awards can be issued under the MyMD Florida Incentive Plan. All such options expired on April 16, 2023, the second-year anniversary of the effective date of the Merger.

Company Pre-Merger Plans

On January 23, 2014, we adopted the 2013 Stock Incentive Plan (the “2013 Plan”). The 2013 Plan was amended by the Board on January 9, 2015 and September 30, 2016, and such amendments were ratified by stockholders on December 7, 2018. The 2013 Plan provides for the issuance of up to 2,162 shares of the Company’s Common Stock, and as of the Record Date 756 shares of Common Stock remain available for grants under the 2013 Plan.

On December 21, 2016, the shareholders approved, and the Company adopted the 2016 Stock Incentive Plan (the “2016 Plan”). The 2016 Plan provides for the issuance of up to 50,000,000 shares of the Company’s common stock. As of the Record Date, all options issued pursuant to the 2016 Plan have expired, and 0 shares of Common Stock remain available for issuance under the 2016 Plan.

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On August 7, 2017, the stockholders approved, and the Company adopted the 2017 Stock Incentive Plan (“2017 Plan”). The 2017 Plan provides for the issuance of up to 3,516 shares of the Company’s Common Stock. The purpose of the 2017 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and our parents, subsidiaries and affiliates whose contributions are essential to the growth and success of our business. As of the Record Date, grants of restricted stock representing a total of 2,538 shares of Common Stock have been issued pursuant to the 2017 Plan and 978 shares of Common Stock remain available for grants under the 2017 Plan. The 2017 Plan provides for the issuance of shares of the Company’s Common Stock through the grant of non-qualified options, incentive options, restricted stock and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees.

On December 7, 2018, the stockholders approved, and we adopted the 2018 Stock Incentive Plan (the “2018 Plan”) and on August 27, 2020, the stockholders approved, and we adopted an amendment to the plan to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2018 Plan by an additional 521,000 shares. The 2018 Plan, as amended, provides for the issuance of up to 560,063 shares of the Company’s Common Stock. The purpose of the 2018 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and to promote the success of our business. As of the Record Date, grants of RSUs to convertible into 263,026 shares of Common Stock had been issued pursuant to the 2018 Plan, and 297,037 shares of Common Stock remained available for issuance. The 2018 Plan provides for the issuance of shares of the Company’s Common Stock through the grant of options, restricted stock, stock appreciation rights, other stock-based awards, performance compensation awards to directors, officers, consultants, advisors and employees. In addition, the 2018 Plan provides the Compensation Committee of the Board with discretion to accelerate the vesting and exercisability of outstanding awards upon the occurrence of a change of control (as defined in the 2018 Plan).

On March 29, 2019, the Compensation Committee of the Board approved the grant of 2,601 RSUs to Mr. Schreiber. Each RSU had a grant date fair value of $46.56 which was amortized on a straight-line basis over the vesting period into administrative expenses within our Consolidated Statement of Comprehensive Loss. Such RSUs were granted under the 2018 Plan, and vested on January 1, 2020.

On September 11, 2020, the Compensation Committee of our Board approved the grant of 131,750 RSUs to Mr. Schreiber. Each RSU had a grant date fair value of $4.48 which was amortized on a straight-line basis over the vesting period into administrative expenses within our Consolidated Statement of Comprehensive Loss. Such RSUs were granted under the 2018 Plan, with 50% to vest on the first anniversary of the date of grant, and the remaining 50% to vest on the second anniversary of the date of grant, provided that the RSUs would vest immediately upon the occurrence of (i) a change in control, provided that Mr. Schreiber is employed or providing services to us and our affiliates on the closing date of such change in control, (ii) Mr. Schreiber’s termination of employment or services to us and our affiliates by reason of death or disability, or (iii) Mr. Schreiber’s termination of employment or services by us without cause. At our election, the vested RSUs may be settled for cash. The RSUs accelerated and vested in full upon the closing of the Merger on April 16, 2021.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under the 2021 Plan, the 2013 Plan, the 2016 Plan, the 2017 Plan and the 2018 Plan (collectively, the “Equity Compensation Plans”) as of December 31, 2022:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options	(c) Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	7,604,492	$2.64	4,377,748
Equity compensation plans not approved by security holders	-	-	-
Total	7,604,492	$2.64	4,377,748

(1)	Represents shares available for issuance under the Equity Compensation Plans.

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Audit Committee Matters

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee expects to meet with management and independent public accountants at least six times each fiscal year. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Morison Cogen LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2022, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Morison Cogen LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Morison Cogen LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Morison Cogen LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Morison Cogen LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2022, that was filed with the SEC.

AUDIT COMMITTEE

Bill J White, Chairman
Joshua Silverman
Jude Uzonwanne

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Morison Cogen LLP for professional services rendered in the years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees	$85,204	$121,500
Audit-Related Fees	56,720	179,187
Tax Fees	26,212	26,000
All Other Fees	1,000	-
TOTAL	$169,136	$326,687

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by the Morison Cogen LLP, other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee pre-approves the proposed services, including the nature, type and scope of services contemplated and the related fees to be rendered by our independent registered public accounting firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

All of the services rendered by Morison Cogen LLP in 2022 were pre-approved by the Audit Committee.

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Proposal 2: The Reincorporation Proposal

On June 9, 2023, our board of directors approved the reincorporation of the Company from the State of New Jersey to the State of Delaware (the “Reincorporation”). The Reincorporation will be achieved through the merger of the Company with and into a newly formed wholly-owned subsidiary, MyMD Pharmaceuticals, Inc., a Delaware corporation (“MyMD Delaware”), pursuant to the Plan of Merger, a form of which is attached as Appendix A hereto, as a result of which our state of incorporation will be changed from New Jersey to Delaware. The board of directors also approved the Plan of Merger on June 9, 2023.

The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the sections “Certain Effects of the Change in State of Incorporation,” “Comparison of Stockholder Rights Before and After the Reincorporation” and “Potential Anti-Takeover Effects of Certain Provisions of Delaware Law, the Delaware Certificate and the Delaware Bylaws.” The Bylaws of MyMD Delaware (the “Delaware Bylaws”) will provide that holders of one third of the voting power of the stock issued, outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, shall constitute a quorum at such meeting, while the corresponding provision in the Company’s Certificate of Incorporation (the “Current Certificate”) requires a majority. The Certificate of Incorporation of MyMD Delaware (the “Delaware Certificate”) will provide that the Company’s common stock shall have a par value of $0.001 per share, while the Current Certificate provides that its common stock shall have no par value. The Reincorporation will not result in any change in headquarters, business, management, location of the Company’s facilities or any change in the Company’s assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial).

Members of our management, including all directors and officers, will retain in MyMD Delaware each of the respective positions, responsibilities, duties and benefits they currently hold with us. The directors elected at this Annual Meeting will become directors of MyMD Delaware. There will be no substantive change in the Company’s currently effective employment agreements with executive officers or any substantive change in the direct or indirect equity interests of the current directors or executive officers as a result of the transfer or assignment of any currently effective employment agreements or equity interests by the Company to MyMD Delaware upon the consummation of the Reincorporation. The total number of shares of all classes of stock that MyMD Delaware is authorized to issue will be the same as the Company is currently authorized to issue.

At the effective time of the merger, each single share of our common stock will be converted into a corresponding single share of MyMD Delaware common stock and such shares will continue to be quoted on the Nasdaq Capital Market (“Nasdaq”) under the symbol “MYMD.”

Reasons for the Reincorporation

The purpose of the Reincorporation is to change the Company’s state of incorporation from New Jersey to Delaware, where a majority of publicly-traded corporations are domiciled. The board of directors believes that the Reincorporation under Delaware law is in the best interests of the Company and its stockholders for the reasons set forth below.

Predictability and Flexibility of Delaware Law. For many years, Delaware has followed a policy that encourages incorporation in the state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized in Delaware. Contributing to Delaware’s prominence is the fact that both the legislative and judicial branches of Delaware state government have a demonstrated ability and a willingness to act responsively and effectively with respect to corporate issues.

The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changes and innovations in the corporate sphere. The Delaware courts have considerable expertise in dealing with corporate cases, supported by a substantial body of corporate case law. Delaware’s Court of Chancery (the “Chancery Court”) has jurisdiction over matters arising under the DGCL and has no jurisdiction over criminal and tort cases. The Delaware Chancery Court has a national reputation in the business community and is responsible for developing the case law in Delaware on corporate matters. In the Chancery Court, corporate cases are heard and decided by judges, without juries, with keen understandings of not just corporate law but also of business needs, honed through years of experience. The Chancery Court’s exclusive focus on the DGCL allows the court to process corporate litigation relatively quickly and effectively as compared to other state court systems.

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The American common law system means that the outcome of cases are based largely on legal precedent. The abundance of Delaware case law would enhance the clarity and predictability of any corporate law questions the Company may have, which will benefit the Company by allowing its board of directors and management to make decisions and take actions with greater confidence.

Well Established Principles of Corporate Governance. As described above, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation. In particular, there is substantial precedent related to the conduct of the board under the business judgment rule and other standards of control person conduct. We believe that the Company’s stockholders will benefit from the well-established principles of corporate governance under Delaware law.

Increased Ability to Attract and Retain Qualified Directors. Reincorporation from New Jersey to Delaware may allow the Company to more easily recruit qualified candidates to serve on its board of directors. Many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. The laws of New Jersey and Delaware both permit a corporation to include indemnification provisions in its articles or certificate of incorporation that reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks directors and officers of corporations face in exercising their fiduciary duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company’s intent to reduce these risks to the Company’s directors and officers and to limit the situations in which monetary damages can be recovered against the Company’s directors so that the Company may continue to attract and retain qualified directors and officers. The board of directors has found that Delaware case law on the limits of director liability is more developed and provides more guidance than New Jersey law.

MyMD Delaware

MyMD Delaware will be our wholly owned subsidiary, to be formed exclusively for the purpose of merging with us. The address and phone number of MyMD Delaware’s principal office will be the same as those of the Company. Prior to the Reincorporation, MyMD Delaware will have no material assets or liabilities and will not have carried on any business. Upon completion of the Reincorporation, the rights of the stockholders of MyMD Delaware will be governed by the DGCL, the Delaware Certificate and the Delaware Bylaws. Forms of the Delaware Certificate and the Delaware Bylaws are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

The Plan of Merger

The Plan of Merger provides that the Company will merge with and into MyMD Delaware, with MyMD Delaware being the surviving corporation. Pursuant to the Plan of Merger and applicable law, MyMD Delaware will assume all the assets and liabilities of the Company, including obligations under the Company’s outstanding contracts. The Company’s existing board of directors and officers will become the board of directors and officers of MyMD Delaware under identical terms of office.

At the effective time of the merger, each outstanding share of our common stock will automatically be converted into one share of MyMD Delaware common stock, par value $0.001 per share. Holders of shares will not have to exchange their existing Company stock certificates for MyMD Delaware stock certificates. However, after consummation of the merger, any stockholder desiring a new form of stock certificate (at their option and at their expense) may submit their Company stock certificates to our Transfer Agent for cancellation and obtain a certificate for the Delaware entity.

At the effective time of the merger, the MyMD Delaware common stock will be quoted on Nasdaq under the symbol “MYMD.”

The Plan of Merger was unanimously approved and adopted by the board of directors.

The Plan of Merger may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the merger, if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its stockholders.

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Effective Time

The merger shall be effective upon the filing of the Certificate of Ownership and Merger of MyMD Delaware with the Secretary of State for the State of Delaware pursuant to Section 253 of the DGCL and the simultaneous filing of the Certificate of Merger with the Secretary of State for the State of New Jersey pursuant to Section 14A of the New Jersey Business Corporation Act (“NJBCA”), both of which shall take place as soon as practicable following stockholder approval.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile. The Reincorporation will not result in any change in headquarters, business, management, location of the Company’s facilities, or any change in the Company’s assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we believe are immaterial). Members of the Company management, including all directors and officers, will retain in MyMD Delaware each of the respective positions, responsibilities, duties and benefits they currently hold with the Company. The directors elected at this Annual Meeting will become directors of MyMD Delaware. There will be no substantive change in the Company’s currently effective employment agreements with executive officers or any substantive change in the direct or indirect equity interests of the current directors or executive officers as a result of the transfer or assignment of any currently effective employment agreements or equity interests by the Company to MyMD Delaware upon the consummation of the Reincorporation. At the effective time of the merger, each single share of common stock of the Company will be converted into a corresponding single share of MyMD Delaware common stock.

As noted above, the Delaware Certificate and the Delaware Bylaws will be the governing instruments of the surviving corporation following the Reincorporation. This will result in the Company being governed by a charter and bylaws in certain ways different from the Current Certificate and the current bylaws of the Company (the “Current Bylaws”). Some of these changes are purely procedural in nature, and include the change in the location of the registered office and agent of the Company from a location in New Jersey to one in Delaware. MyMD Delaware will also be governed by laws different from those governing the Company, as there are also material differences between the DGCL and the NJBCA. For instance, the DGCL provides that a corporation may specify in its bylaws that one third of the shares entitled to vote at a meeting of stockholders may constitute a quorum for the transaction of business at such meeting. The Current Certificate provides that the holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum, whereas the Delaware Bylaws will specify that one third of the shares entitled to vote at a meeting shall constitute a quorum. Certain changes to the certificate of incorporation and bylaws of the Company, as well as certain differences between the DGCL and the NJBCA, are discussed below. This summary does not purport to be complete and is qualified in its entirety by reference to the DGCL, the NJBCA, the Delaware Certificate and the Delaware Bylaws, both of which are included herewith as Appendix B and Appendix C, respectively.

Certain Changes to the Certificate of Incorporation

The Delaware Certificate will replace the Current Certificate. In addition to the items discussed below, see “Comparison of Stockholder Rights Before and After the Reincorporation.”

Preferred Stock. The Delaware Certificate will provide that the number of authorized shares of preferred stock may be increased or decreased (but not below the number of preferred shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote. The Current Certificate does not contain a comparable provision.

Voting. The Delaware Bylaws will provide that (1) except as otherwise provided by law, the Delaware Certificate, the Delaware Bylaws or the rules and regulations of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders and (2) except as otherwise provided by law, the Delaware Certificate, the Delaware Bylaws or the rules and regulations of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The corresponding provision for the Company is contained in the Current Certificate, rather than the Current Bylaws, and provides that, if any action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by the Current Certificate or by the NJBCA.

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Newly Created Directorships and Vacancies. The Current Certificate provides that vacancies and newly-created directorships resulting from (i) an increase in the authorized number of directors, (ii) death, (iii) resignation, (iv) retirement, (v) disqualification, (vi) removal from office or (vii) any other cause, may be filled solely by a majority vote of the remaining directors then in office, although less than a quorum, or by the sole remaining director, and each director so chosen shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified. The Delaware Bylaws contain substantially similar provision, but the Delaware Certificate does not contain a comparable provision.

Quorum. The Delaware Bylaws will provide that holders of one third of the voting power of the stock issued, outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, shall constitute a quorum at such meeting. The corresponding provision for the Company is contained in the Current Certificate, rather than the Current Bylaws, and provides that the holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum at such meeting.

Certain Changes to the Bylaws

The Delaware Bylaws will replace the Current Bylaws. In addition to the items discussed below, see “Comparison of Stockholder Rights Before and After the Reincorporation.”

Nominations and Other Business Brought Before Stockholder Meetings; Advance Notice. The Delaware Bylaws will require that nominations of persons for election to the board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to MyMD Delaware’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the board of directors, or (iii) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by the Delaware Bylaws and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in the Delaware Bylaws. Compliance with the requirements set forth in the Delaware Bylaws will be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

The Delaware Bylaws will require that, for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder will need to give timely notice thereof and, in the case of business other than nominations of persons for election to the board, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice will be required to be delivered to MyMD Delaware not less than 45 and not more than 75 days prior to the first anniversary of the preceding year’s annual meeting, subject to limited exceptions. The Current Bylaws require such notice to be delivered not less than 60 and not more than 90 days prior to the first anniversary of the preceding year’s annual meeting

In addition, the Delaware Bylaws will require that stockholder proposals contain certain information specified in the Delaware Bylaws. See Section 2.04 of the Delaware Bylaws in Appendix C for these information requirements. This information differs in some respects from that required under the Current Certificate.

Removal of Directors. The Current Bylaws permit a director of any class to be removed only for cause, by the holders of a majority of the outstanding shares of all classes of capital stock of the Corporation entitled to vote in the election of directors. The Delaware Certificate will provide that a director may be removed from office by the stockholders of the Corporation with or without cause.

Presumption of Assent. The Current Bylaws provide that a director who is present at a meeting of the board of directors at which action on any corporate matter is taken will be presumed to have assented to the action unless his dissent is entered in the minutes or unless he files or mails his written dissent to such action with the person acting as secretary of the meeting before or immediately after the adjournment thereof. The Delaware Bylaws will not contain a comparable provision.

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Indemnification. The Delaware Bylaws will provide that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of MyMD Delaware), by reason of the fact that such person is or was a director of MyMD Delaware or an officer of MyMD Delaware, or while a director of MyMD Delaware or officer of MyMD Delaware is or was serving at the request of MyMD Delaware as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by MyMD Delaware to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL, as the same exists or may hereafter be amended. Persons who are not covered by the foregoing provisions and who are or were employees or agents of MyMD Delaware may be granted rights to indemnification and to the advancement of expenses to the extent authorized from time to time by the board of directors or a duly authorize committee thereof.

The Current Bylaws indemnify director and officers, but not other employees or agents of the Company. See “Comparison of Stockholder Rights Before and After the Reincorporation—Indemnification.”

The Delaware Bylaws will also provide that indemnitees may bring suit against the Company to recover any unpaid amounts of claims for indemnification. The Current Bylaws do not contain a comparable provision.

Comparison of Stockholder Rights Before and After the Reincorporation

The table below summarizes certain material differences between the rights of the Company’s shareholders under the NJBCA, the Current Certificate and the Current Bylaws and the rights of MyMD Delaware stockholders, after the merger, under the DGCL, the Delaware Certificate and the Delaware Bylaws. It does not purport to be a complete description of those differences, or a complete description of the specific provisions referred to in this summary, and is qualified in its entirety by reference to, the DGCL and the governing corporate instruments that are subject to amendment in accordance with their terms.

	New Jersey	Delaware
Authorized Capital	The authorized capital stock of the Company consists of 550 million (550,000,000) shares, of which 500 million (500,000,000) shares are common stock, without par value, and 50 million (50,000,000) shares are preferred stock, without par value.	The authorized capital stock of MyMD Delaware will consist of 550 million (550,000,000) shares, of which 500 million (500,000,000) shares shall be common stock, par value $0.001 per share, and 50 million (50,000,000) shares shall be preferred stock, par value $0.001 per share.
Dividends	Under the NJBCA, subject to any restrictions in the corporation’s certificate of incorporation, a New Jersey corporation may, by resolution of its board, pay dividends on its shares in cash, in its own shares, in its bonds or in other property, including the shares or bonds of other corporations.	Under Delaware law, subject to any restrictions in the corporation’s certificate of incorporation, a Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Delaware law also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.
Cumulative Voting	Under the NJBCA, cumulative voting is permitted only when authorized in the certificate of incorporation. The Current Certificate does not provide for cumulative voting rights in the election of its directors.	Under Delaware law, stockholders of a Delaware corporation do not have the right to cumulate their votes in the election of directors, unless such right is granted in the certificate of incorporation of the corporation. The Delaware Certificate will not provide for cumulative voting.

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Number of Directors and Term	New Jersey law provides that the board of directors of a New Jersey corporation shall consist of one or more directors as fixed by the corporation’s certificate of incorporation or bylaws. The Current Certificate and Current Bylaws provide that the number of directors shall be determined from time to time solely by resolution of the Company’s Board. The Current Certificate further provides that each director’s term expires at the next annual shareholders’ meeting following a director’s election or upon such director’s death, resignation, retirement, disqualification, or removal from office.	Delaware law provides that the board of directors of a Delaware corporation shall consist of one or more directors as fixed by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws will provide that the number of directors shall be fixed by a resolution of the directors, and that each director shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
Classified Board of Directors	New Jersey law permits, but does not require, a New Jersey corporation to provide in its certificate of incorporation for the classification of its directors in respect to the time for which they shall severally hold office, but no class of directors shall hold office for a term shorter than one year or longer than five years, and the term of office of at least one class shall expire in each year. The Current Certificate does not provide for a classified board of directors. Directors hold office until the next annual meeting of stockholders and until that director’s successor shall have been elected and qualified.	Delaware law permits, but does not require, a Delaware corporation to provide in its certificate of incorporation for a classified board of directors, dividing the board into up to three classes of directors with staggered terms of office, with only one class of directors to be elected each year for a maximum term of three years. The Delaware Certificate will not provide for a classified board of directors. Each director shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
Removal of Directors	The Current Certificate provides that, except as otherwise required by applicable law and subject to the rights of the holders of any series of preferred stock, a director may be removed only for cause, by the holders of a majority of the outstanding shares of all classes of capital stock of the Company entitled to vote in the election of directors	Delaware law provides that directors may be removed from office, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless the corporation has a classified board and its certificate of incorporation otherwise provides. The Delaware Bylaws provide that any director or the entire board may be removed from office by the stockholders of MyMD Delaware with or without cause.
Vacancies	New Jersey law provides that, unless otherwise provided in the certificate of incorporation or the bylaws, any directorship not filled at the annual meeting, any vacancy, however caused, occurring in the board, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the board, or by a sole remaining director. The Current Bylaws provide that if the office of any director becomes vacant by reason of death, resignation, disqualification, removal, failure to elect, or otherwise, vacancies may be filled solely by a majority vote of the remaining directors then in office, although less than a quorum, or by the sole remaining director.	Under the Delaware Certificate and the Delaware Bylaws, if the office of any director becomes vacant by reason of death, resignation, disqualification, removal, failure to elect, or otherwise, the remaining directors, even if less than a quorum and unless the board determines otherwise, by a majority vote of such remaining directors, have the sole right to elect a successor or successors who shall hold the office for the unexpired term.

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Board Quorum and Vote Requirements	The Current Bylaws provide that, at meetings of the board of directors, a majority of the entire board of directors shall be necessary to and shall constitute a quorum for the transaction of business. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the board. Only when a quorum is present may the board of directors continue to do business at any such meeting.	The Delaware Bylaws will provide that, at meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors. Only when a quorum is present may the board of directors continue to do business at any such meeting.
Special Meetings of Stockholders	New Jersey law permits special meetings of stockholders to be called by the president or the board, or by such other officers, directors or shareholders as may be provided in the bylaws. The Current Certificate provides that special meetings of Company’s stockholders may be called only by the Company’s president, chief executive officer, or board of directors pursuant to a resolution approved by a majority of the members of the board of directors, and stockholders are not permitted to call an annual or special meeting of stockholders or to require that the board of directors call an annual or special meeting of stockholders	Delaware law permits special meetings of stockholders to be called by the board of directors and any other persons specified by the certificate of incorporation or bylaws. Delaware law permits but does not require that stockholders be given the right to call special meetings. The Delaware Bylaws will provide that special meetings of the stockholders of the corporation may be called only by (A) the affirmative vote of a majority of the whole board, (B) the chairperson of the board of directors, if there be one, (C) the chief executive officer, if there be one, or (D) the president. A special meeting of the stockholders may not be called by any other person or persons.
Quorum for Stockholder Meetings	The Current Certificate provides that, unless otherwise required by law, the holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum at such meeting.	Under the Delaware Bylaws, the holders of one third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Delaware Certificate, the Delaware Bylaws or the rules and regulations of any applicable stock exchange.
Advance Notice Procedures for a Stockholder Proposal	The Current Bylaws provides that, for nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than. sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within thirty (30) days before or after such anniversary date, notice by the shareholder to be timely must be received no later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting or public disclosure thereof was given or made.	Under the Delaware Bylaws, for nominations or other business to be properly brought before an annual meeting by a stockholder, a stockholder’s notice must be received by the secretary at the principal executive offices of MyMD Delaware not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which MyMD Delaware first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

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Action by Stockholders Without a Meeting	Under New Jersey law, any action required or permitted to be taken at a meeting of shareholders by this act or the certificate of incorporation or bylaws of a corporation, may be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that certain merger and business combination transactions may be taken without a meeting only if all shareholders consent thereto in writing or if all shareholders entitled to vote thereon consent thereto in writing and the corporation provides to all other shareholders the required advance notification required.	Under Delaware law, unless a corporation’s certificate of incorporation provides otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken by written consent without a meeting.
Amendment of Certificate of Incorporation	The NJBCA provides that a proposed amendment shall be adopted upon being approved by the board or directors and receiving the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon and, in addition, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each class vote.

Subject to certain exceptions, under Delaware law, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability, and either call a special meeting of the stockholders entitled to vote thereon or direct that the proposed amendment shall be considered at the next annual meeting of the stockholders. The amendment shall be approved by a majority of the outstanding stock entitled to vote thereon. If the proposed amendment would adversely affect the rights, powers, par value, or preferences of the holders of either a class of stock or a series of a class of stock, then the holders of either the class of stock or series of stock, as appropriate, shall be entitled to vote as a class.

The Delaware Certificate also provides that holders of common stock shall not be entitled to vote on any amendment to the Delaware Certificate (including any certificate of designation relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Delaware Certificate (including any certificate of designation relating to any series of preferred stock).

Amendment of Bylaws	The Current Certificate provides that the board of directors shall have power to make, amend and repeal the Current Bylaws, provided, however, that the shareholders of the Company may, by vote of a majority of the outstanding shares of all classes of capital stock entitled to vote, adopt, amend and repeal the Current Bylaws.	The Delaware Certificate provides that the board of directors is expressly authorized to adopt, amend or repeal the Delaware Bylaws. The Delaware Bylaws further provide that they may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of all outstanding shares of capital stock of MyMD Delaware entitled to vote thereon, voting together as a single class, shall be required for the stockholders of MyMD Delaware to alter, amend or repeal, or adopt any bylaw inconsistent with, certain bylaws.

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Liability of Directors, Officers and Employees	The Current Certificate provides that, to the fullest extent permitted by the laws of the State of New Jersey, as they exist or may be amended, all current and former directors and officers of the Company shall not be personally liable to the Company or its stockholders for damages for breach of any duty owed to the Company or its stockholders, except that the such provisions shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person’s duty of loyalty to Company or its stockholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit. The Current Certificate further provides that neither the amendment, modification nor repeal of such provisions, nor the adoption of any later provision of the Current Certificate inconsistent with such provisions, shall eliminate, reduce or otherwise adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification, repeal or adoption of such an inconsistent provision.	The Delaware Certificate provides that, to the fullest extent permitted by the DGCL, as it exists at the time of the adoption of the Delaware Certificate or as it may thereafter be amended, a director of MyMD Delaware shall not be personally liable to MyMD Delaware or its stockholders for monetary damages for a breach of fiduciary duty as a director. It further provides that, if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of MyMD Delaware shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Indemnification of Directors, Officers and Employees	The Current Certificate provides that every person who is or was a director or an officer of the Company, or of any corporation which he served as such at the request of the Company, shall be indemnified by the Company to the fullest extent allowed by law, including the indemnification permitted by NJBCA, against all liabilities and expenses imposed upon or incurred by that person in connection with any proceeding in which that person may be made, or threatened to be made, a party, or in which that person may become involved by reason of that person being or having been a director or an officer of the Company, or of such other corporation, whether or not that person is a director or an officer of the Company, or of such other corporation, at the time the liabilities or expenses are imposed or incurred.	The Delaware Bylaws will provide that MyMD Delaware shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of MyMD Delaware) by reason of the fact that such person is or was a director of MyMD Delaware or an officer MyMD Delaware or while a director of MyMD Delaware or officer of MyMD Delaware is or was serving at the request of MyMD Delaware as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of MyMD Delaware, and, with respect to any criminal Proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

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Anti-Takeover Provisions	The Company is subject to the anti-takeover provisions of the New Jersey Shareholders Protection Act (the “NJSPA”). In general, the statute restricts “business combinations” between a resident domestic corporation (such as the Company) and its interested stockholders. An “interested stockholder” generally is (i) a person that beneficially owns 10% or more of the voting power of the corporation, or (ii) an affiliate or associate of the corporation that held a 10% or greater beneficial ownership interest in the corporation at any time within the prior five years. A “business combination” includes, among other things, the issuance or transfer to the interested stockholder of stock with a market value greater than 10% of the corporation’s outstanding stock.	MyMD Delaware will be subject to the anti-takeover provisions of Section 203 of the DGCL unless it falls within an applicable exemption under Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a “business combination” includes a merger, asset sale, or other transaction resulting in a financial benefit to the interested stockholder, and an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior thereto, did own) 15% or more of the corporation’s voting stock.
Consideration of Other Constituencies

The Current Certificate does not contain any provision specifically authorizing or requiring the Company’s board of directors to consider the interests of any constituencies of the Company other than its stockholders in considering whether to approve or oppose any corporate action.

However, the NJBCA allows the Company’s board of directors, in the performance of their duties to the corporation, to consider (i) the effects of any action on the shareholders, the corporation’s employees, suppliers, creditors, and customers, and the community where the corporation operates; and (ii) the long- and short-term interests of the corporation and its shareholders, including that these interests may best be served by the corporation’s continued independence.

The Delaware Certificate does not contain any provision specifically authorizing or requiring MyMD Delaware’s board of directors to consider the interests of any constituencies of MyMD Delaware other than its stockholders in considering whether to approve or oppose any corporate action.

However, Delaware law provides that, in the performance of their duties to the corporation, directors are protected in relying on good faith upon the records of the corporation and information, opinions, reports, or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Conversion Rights and Redemption Right	The holders of the Company’s common stock do not have preemptive, conversion or other protective rights. However, the holders of the Company’s preferred stock do have various such rights pursuant to the certificate of designations applicable to each series of preferred stock.

The holders of MyMD Delaware’s common stock will not have preemptive, conversion or other protective rights pursuant to Delaware Charter or the Delaware Bylaws.

The holders of each series of MyMD Delaware’s preferred stock will have the same rights under the Delaware Charter as under the certificate of determination of the Company applicable to such series of preferred stock.

Stock Transfer Restrictions Applicable to Stockholders	Shares of the Company’s common stock are transferable in the manner prescribed by the NJBCA.	Shares of MyMD Delaware’s common stock will be transferable in the manner prescribed by the DGCL.
Forum Selection	The Current Certificate and the Current Bylaws do not include a forum selection provision.	The Delaware Charter and the Delaware Bylaws do not include a forum selection provision.
Corporate Opportunity	The Current Certificate and the Current Bylaws do not renounce the corporate opportunity doctrine.	The Delaware Certificate and the Delaware Bylaws do not renounce the corporate opportunity doctrine.

This Proxy Statement merely summarizes certain differences between the corporation laws of New Jersey and Delaware, the Current Certificate, the Current Bylaws, the Delaware Certificate and the Delaware Bylaws. Many provisions of the NJBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained in this Proxy Statement is not a substitute for direct reference to the NJBCA, the DGCL and these documents or for professional interpretation of them.

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Potential Anti-Takeover Effects of Certain Provisions of Delaware Law, the Delaware Certificate and the Delaware Bylaws

Certain provisions of the DGCL, the Delaware Certificate and the Delaware Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Authorization of “Blank Check” Preferred Stock. The Delaware Certificate will provide for authorized capital that will include 50,000,000 shares of preferred stock, par value $0.001 per share, of which 2,216,353 shares will have been designated or issued and of which 47,783,647 shares will constitute what is commonly referred to as “blank check” preferred stock, which will not have any rights, privileges or preferences set forth in the Delaware Certificate. The ability to issue such “blank check” preferred stock could give the board of directors the ability to hinder or discourage any attempt to gain control of MyMD Delaware by a merger, tender offer at a control premium price, proxy contest or otherwise. The authorized shares of capital stock of MyMD Delaware will be the same as the currently authorized shares of the Company, and the Current Certificate also provides for the issuance of “blank check” preferred stock.

Ability to Call Special Meetings. The Delaware Bylaws will provide that special meetings may be called at any time only by the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors. Special meetings of stockholders will not be able to be called by any other person. See “Certain Effects of the Change in State of Incorporation—Certain Changes to the Certificate of Incorporation—Special Meetings” above.

Applicability of the Delaware Business Combination Statute. MyMD Delaware will be governed by Section 203 of the DGCL. See “Comparison of Stockholder Rights Before and After the Reincorporation—Interested Stockholder Combinations” for a discussion of Section 203 of the DGCL.

The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Termination, Abandonment or Amendment of the Plan of Merger

We anticipate that the Reincorporation will become effective as soon as practicable upon the filing of the Certificate of Ownership and Merger with the Secretary of State for the State of Delaware and the Certificate of Merger with the Secretary of State for the State of New Jersey. However, at any time before the effective time of the merger, the transactions contemplated in the Plan of Merger may be terminated and the Reincorporation may be abandoned if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its stockholders. The Company’s and MyMD Delaware’s boards may amend the Plan of Merger at any time prior to filing the Plan of Merger (or a certificate in lieu thereof) with the Secretary of State for the State of New Jersey and the Secretary of State for the State of Delaware, subject to the DGCL and the NJBCA and the receipt of any applicable stockholder approvals.

Accounting Treatment

The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, MyMD Delaware, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

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Certain Federal Income Tax Consequences of Reincorporation

The Company has not requested and will not request a ruling from the IRS, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

●	the Reincorporation of the Company in the State of Delaware, to be accomplished by a merger between the Company and MyMD Delaware, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986;

●	no gain or loss for federal income tax purposes will be recognized by stockholders of the Company on receipt by them of the common stock of MyMD Delaware in exchange for shares of the Company’s common stock;

●	the basis of MyMD Delaware’s common stock received by stockholders of the Company in exchange for their shares of the Company’s common stock pursuant to the Reincorporation in the State of Delaware will be the same as the basis for the Company’s common stock at the time of the Reincorporation; and

●	the holding period for MyMD Delaware common stock for capital gains treatment received in exchange for the Company’s common stock will include the period during which the Company’s common stock exchanged therefor is held.

This discussion should not be treated as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the IRS, which may challenge the tax-free nature of the Reincorporation in the State of Delaware. A successful challenge by the IRS could result in taxable income to the Company, MyMD Delaware and stockholders. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation, all stock certificates that represented shares of the Company’s common stock will represent ownership of MyMD Delaware common stock. Holders of shares of the Company’s common stock will not have to exchange their existing Company stock certificates for MyMD Delaware stock certificates. However, any stockholder desiring a new form of stock certificate (at their option and at their expense) may submit their Company stock certificates to our Transfer Agent for cancellation in exchange for new certificates issued in MyMD Delaware. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). The Company’s registrar and Transfer Agent is Securities Transfer Corporation, and its address is 2901 N Dallas Parkway, Suite 380, Plano, Texas 75093. The telephone number is (469) 633-0101.

Securities Act Consequences

The shares of MyMD Delaware common stock to be issued in exchange for shares of the Company’s common stock are not being registered under the Securities Act. MyMD Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into MyMD Delaware and the issuance of shares of common stock in MyMD Delaware in exchange for the shares of the Company’s common stock is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of the Company’s domicile within the United States. The effect of the exemption is that the shares of MyMD Delaware common stock issuable as a result of the Reincorporation may be resold by shareholders without restriction to the same extent that shares of Company common stock may have been sold immediately before the effective time of the Reincorporation.

Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on the Reincorporation Proposal is required to ratify such proposal.

The Board unanimously recommends that you vote
“FOR” the Reincorporation Proposal.

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Proposal 3: The Issuance Proposal

Background and Description of Proposal

Financing Transaction

On February 21, 2023, we entered into the Securities Purchase Agreement with certain accredited investors (the “Investors”), pursuant to which we agreed to sell in a registered direct offering (the “Offering”) (i) an aggregate of 15,000 shares (the “Preferred Shares”) of our newly-designated Series F Convertible Preferred Stock, with a stated value of $1,000 per Preferred Share and without par value (the “Preferred Stock”), initially convertible into up to 6,651,885 shares of Common Stock (the “Conversion Shares”), and (ii) Warrants to acquire up to an aggregate of 6,651,885 shares of Common Stock, subject to adjustment (the “Warrant Shares”). The Conversion Price (as defined below) is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions).

In connection with the Offering, we agreed to seek the approval of our stockholders for the issuance of Conversion Shares upon conversion of the Preferred Shares, including any Installment Conversion (as defined below) and Warrant Shares upon exercise of the Warrants, including any additional shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants as a result of the anti-dilution adjustments discussed herein.

Reasons for the Financing Transaction

As of December 31, 2022, our cash and cash equivalents were approximately $750,000. In February 2023, our Board determined that it was necessary to raise additional funds for general corporate purposes.

We believe that the Offering, which yielded gross proceeds of $15 million, was necessary in light of our cash and funding requirements at the time. We also believe that the anti-dilution protections contained in the Certificate of Designations of Series F Convertible Preferred Stock (the “Certificate of Designations”) and the Warrants were reasonable in light of market conditions and the size and type of the Offering and that we would not have been able to complete the sale of the Preferred Shares and Warrants unless such anti-dilution provisions were offered. In addition, at the time of the Offering, our Board considered numerous alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.

Securities Purchase Agreement

The Preferred Shares and Warrants were issued on February 23, 2023 (the “Closing”) pursuant to the terms of the Securities Purchase Agreement. The Securities Purchase Agreement provided for the sale of the Preferred Shares and the Warrants at the Closing for gross proceeds of approximately $15 million.

The Securities Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

The Securities Purchase Agreement contains representations and warranties of us and the Investors that are typical for transactions of this type. In addition, the Securities Purchase Agreement contains customary covenants on our part that are typical for transactions of this type as well as the following additional covenants: (i) until all Warrants are exercised, we agreed not to enter into any variable rate transactions; (ii) for approximately ten months after the execution of the Securities Purchase Agreement, we agreed not to issue or sell any equity security or convertible security, subject to certain exceptions; (iii) we agreed to offer to the Investors, until the later of no Preferred Shares being outstanding and the maturity date of the Preferred Shares, the opportunity to participate in any subsequent securities offerings by us; and (iv) we agreed to hold a stockholder meeting no later than June 15, 2023 (which date was subsequently extended by the Investors), at which we would use our best efforts to solicit our stockholders’ affirmative vote for approval of our issuance of the maximum number of Conversion Shares issuable upon conversion of the Preferred Shares and the maximum number of Warrant Shares issuable upon exercise of the Warrants, each in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market. This Issuance Proposal is intended to fulfill this final covenant.

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Voting Agreement

Certain stockholders, who beneficially held approximately         % of our outstanding Common Stock as of the Record Date, are party to a voting agreement pursuant to which, among other things, each such stockholder agreed, solely in their capacity as a stockholder, to vote all of their shares of Common Stock in favor of the approval of the Issuance Proposal and against any actions that could adversely affect our ability to perform our obligations under the Securities Purchase Agreement. The voting agreement also places certain restrictions on the transfer of the shares of Common Stock held by the signatories thereto.

Preferred Shares

The terms of the Preferred Shares are as set forth in a Certificate of Designations, which was filed with the Secretary of State for the State of New Jersey on March 16, 2023. The Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 21, 2023, and is incorporated herein by reference.

The Preferred Shares are convertible into the Conversion Shares at the election of the holder at any time at an initial conversion price that is subject to adjustment as described below (as adjusted from time to time, the “Conversion Price”), having been initially set at $2.255 per share (the “Initial Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based anti-dilution adjustment in the event of any issuances of our Common Stock, or securities convertible, exercisable or exchangeable for our Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). We are required to redeem the Preferred Shares in 12 equal monthly installments, commencing on July 1, 2023. The amortization payments due upon such redemption are payable, at our election, in cash at 105% of the applicable payment amount due, or, subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (A) 80% of the average of the three lowest closing prices of our Common Stock during the thirty trading day period immediately prior to the date the amortization payment is due or (B) the Floor Price (as defined below) (any such payment of a monthly installment in shares of our Common Stock, an “Installment Conversion”). For purposes of the Certificate of Designations, the “Floor Price” means the lower of (x) $0.4014 and (y) 20% of the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”)) on the date of the Nasdaq Stockholder Approval (as defined below) (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events) or, in any case, such lower amount as permitted, from time to time, by the Nasdaq Stock Market; provided that if the Floor Price is the lowest effective price, we will be required to pay the amortization payment in cash. We may require holders to convert their Preferred Shares into Conversion Shares if (i) the closing price of our Common Stock exceeds $6.765 per share for 20 consecutive trading days, (ii) the daily dollar trading volume of the Common Stock has exceeded $3,000,000 per trading day during the same period and (iii) certain equity conditions described in the Certificate of Designations are satisfied.

The holders of the Preferred Shares are entitled to dividends of 10.0% per annum, compounded monthly, which will be payable in cash or shares of Common Stock at the Company’s option, in accordance with the terms of the Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Preferred Shares will accrue dividends at the rate of 15.0% per annum. Upon conversion or redemption, the holders of the Preferred Shares are also entitled to receive a dividend make-whole payment. The holders of Preferred Shares have no voting rights on account of the Preferred Shares, other than with respect to certain matters affecting the rights of the Preferred Shares.

Notwithstanding the foregoing, our ability to settle conversions and make dividend make-whole payments using shares of Common Stock is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.9% of our outstanding shares of Common Stock in accordance with the Nasdaq Listing Rules (the “Nasdaq Stockholder Approval”). We agreed to seek stockholder approval of these matters at a meeting to be held no later than June 15, 2023 (which date has been extended by the Investors). The Annual Meeting is being held and this Issuance Proposal is being submitted to our stockholders in order to obtain the Nasdaq Stockholder Approval. Further, the Certificate of Designations contains certain beneficial ownership limitations after giving effect to the issuance of shares of Common Stock issuable upon conversion of, or as part of any dividend make-whole payment under, the Certificate of Designations.

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The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, (i) the failure to maintain an effective registration statement covering the sale of the Conversion Shares and the Warrant Shares and (ii) the failure to pay any amounts due to the holders of the Preferred Shares when due. In connection with a Triggering Event, each holder of Preferred Shares will be able to require us to redeem in cash any or all of the holder’s Preferred Shares at a premium set forth in the Certificate of Designations.

We are subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), distributions or redemptions, and the transfer of assets, among other matters.

Warrants

The Warrants became exercisable for Warrant Shares immediately upon issuance at an initial exercise price of $2.255 per share (the “Exercise Price”) and expire five years from the date of issuance. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Exercise Price (subject to certain exceptions). The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Warrants, the Warrants may be exercised on a cashless basis.

Effect of Issuance of Securities

The potential issuance of the Conversion Shares and the Warrant Shares, including any shares of Common Stock issued pursuant to an Installment Conversion or to the anti-dilution provisions contained in the Certificate of Designations and Warrants, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the investors convert their Preferred Shares or exercise their Warrants, or to the extent that additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Preferred Shares or the Warrants. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants to be issued in connection with the Offering, the exact magnitude of the dilutive effect of the Preferred Shares and Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. In the case of the Offering, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the execution of the Securities Purchase Agreement, which was signed on February 21, 2023.

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Immediately prior to the execution the Securities Purchase Agreement, we had 39,470,009 shares of Common Stock outstanding. Therefore, the potential issuance of 13,303,770 shares of our Common Stock (6,651,885 Conversion Shares (assuming issuance at the Initial Conversion Price) and 6,651,885 Warrant Shares) would have constituted approximately 34% of the shares of Common Stock outstanding prior to giving effect to the financing. In addition, if we elect to pay each monthly installment in the form of an Installment Conversion, the effective Conversion Price may be significantly lower than the Initial Conversion Price, resulting in the issuance of a greater number of shares of Common Stock than would be issuable at the Initial Conversion Price. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 7,894,001 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Securities Purchase Agreement, including, without limitation, as a result of the anti-dilution feature of the Preferred Shares and Warrants, since such provisions may reduce the per share conversion price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

Stockholder approval of this Issuance Proposal is also one of the conditions for us to receive up to an additional approximately $15 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We intend to make the installment payments due to holders of the Preferred Shares in the form of Installment Conversions to the extent allowed under the Certificate of Designations and applicable law, in order to preserve our cash resources. Because the effective Conversion Price used to determine the number of shares issuable in an Installment Conversion depends in part on the market price of our Common Stock at the time that an installment payment is due, we cannot predict how many shares of Common Stock we will be required to issue in such Installment Conversion. In addition, we generally have no control over whether the holders of Preferred Shares convert their Preferred Shares (other than pursuant to the mandatory exercise feature of the Preferred Shares) or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued under the Preferred Shares or Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of Common Stock to the Preferred Share and Warrant holders under the terms of the Offering. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Preferred Share and Warrant holders under the terms of the Offering.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, would likely lead to our current stockholders owning a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Offering, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Preferred Share and Warrant holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because the Preferred Shares and Warrant holders have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

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Potential Consequences if the Issuance Proposal is Not Approved

After extensive efforts to raise capital on more favorable terms, we believed that the Offering was the only viable financing alternative available to us at the time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of Common Stock to the Preferred Share and Warrant holders in connection with the Offering. As a result, we may be unable to make the dividend payments due to the holders of the Preferred Shares in shares of our Common Stock or issue sufficient shares upon conversion of the Preferred Shares or exercise of the Warrants. If we are unable to make such payments in shares of our Common Stock, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of Preferred Stock. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”) participated in the Offering. ICIG and IMF may by unable to convert all of the Preferred Shares and exercise all of the Warrants issued to them in connection with the Offering if this proposal is not approved by our stockholders. Neither ICIG nor IMF will, by virtue of the issuance of the Conversion Shares and Warrant Shares to which each is entitled upon conversion of their respective Preferred Shares and Warrants at the Initial Conversion Price and Exercise Price, as applicable, acquire rights to a majority of the voting power of the Company, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Securities Purchase Agreement, the Certificate of Designations and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Securities Purchase Agreement, the Certificate of Designations, and the Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on February 21, 2023, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on the Issuance Proposal is required to ratify such proposal.

The Board unanimously recommends that you vote
“FOR” the Issuance Proposal.

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Proposal 4: The Auditor Ratification Proposal

The Audit Committee of the Board has selected Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Morison Cogen LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Morison Cogen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Morison Cogen LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on the Auditor Ratification Proposal is required to ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Board unanimously recommends that you vote
“FOR” the Auditor Ratification Proposal.

Morison Cogen LLP Representatives at Annual Meeting

Representatives of Morison Cogen LLP are not expected to be present at the Annual Meeting.

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Proposal 5: The Say-on-Pay Proposal

Pay that reflects performance and alignment of pay with the long-term interests of our stockholders are key principles that underlie our compensation program. The Dodd–Frank Act enables our stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act (which was put in place by the Dodd–Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our Board or the Compensation Committee; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will review the voting results. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address these concerns.

We are asking our stockholders to indicate their support for our NEO compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion in this Proxy Statement, is hereby approved.

As required by the Dodd–Frank Act, this vote does not overrule any decisions by our Board, will not create or imply any change to or any additional fiduciary duties of the Board.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on the Say-on-Pay Proposal is required to approve, on an advisory basis, such proposal. This is a non-binding advisory vote.

The Board unanimously recommends that you vote
“FOR” the Say-on-Pay Proposal.

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Other Matters

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2024 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on March 2, 2024  to our headquarters at 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel. However, pursuant to Rule 14a-8, if the 2024 Annual Meeting is held on a date that is before July 1, 2024 or after August 30, 2024, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2024 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2024 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be delivered to at our headquarters at 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel, not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2024 Annual Meeting, notice of a nomination or proposal must be delivered to us no later than June 1, 2024 and no earlier than May 2, 2024; provided, however, if and only if the 2024 Annual Meeting is not scheduled to be held between July 1, 2024 and August 30, 2024, to be timely, notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws. As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

For the 2024 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2023 Annual Meeting, notice must be received no later than June 1, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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APPENDIX A

PLAN OF MERGER

Form of Agreement and Plan of Merger

Between

MyMD Pharmaceuticals, Inc.,

a New Jersey Corporation

and

MyMD Pharmaceuticals, Inc.,

a Delaware Corporation

This Agreement and Plan of Merger (the “Agreement”), dated as of _______________ is made by and between MyMD Pharmaceuticals, Inc., a New Jersey corporation (the “Company”), and MyMD Pharmaceuticals, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Newco”).

In consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the General Corporation Law of Delaware (the “DGCL”) and the New Jersey Business Corporation Act (the “BCA”), the parties hereto have agreed and covenanted, and do hereby agree and covenant, as follows:

1.	Terms And Conditions Of Merger; Effective Time

1.1.	Terms and Conditions of Merger

Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease (the “Reincorporation Merger”). Newco shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the DGCL and in the BCA, and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2.	Effective Time

The date and hour on which the Reincorporation Merger occurs and becomes effective is hereinafter referred to as the “Effective Time.” The Reincorporation Merger shall be effective upon the filing of the Certificate of Ownership and Merger of Newco with the Secretary of State of the State of Delaware pursuant to Section 253 of the DGCL and the simultaneous filing of the Certificate of Merger with the Secretary of State of the State of New Jersey pursuant to Section 14A:10-5.1 of the BCA, which shall take place as soon as practicable following the approval and/or adoption, as applicable, of this Agreement by the stockholder and directors of Newco and the requisite stockholders and the directors of the Company in compliance with Section 14(a) of the Securities Exchange Act of 1934, as amended.

A-1

2.	Charter and Bylaws of the Surviving Corporation

2.1.	The Certificate of Incorporation

The certificate of incorporation of Newco in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2.	The Bylaws

The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

3.	Officers and Directors of the Surviving Corporation

3.1.	Officers

The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2.	Directors

The directors of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

4.	Stock and Stock Certificates

4.1.	Effect of Reincorporation Merger on Common Stock and Preferred Stock

At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the stockholders of the Company:

a.	Each share of common stock of the Company (the “Company Common Stock”) outstanding immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock of Newco (the “Newco Common Stock”), and all Company Common Stock shall be automatically cancelled and retired and shall cease to exist.

b.	Each share of Series C Convertible Preferred Stock of the Company (the “Company Series C Preferred Stock”) outstanding immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series C Convertible Preferred Stock of Newco (the “Newco Series C Preferred Stock”), and all Company Series C Preferred Stock shall be automatically cancelled and retired and shall cease to exist.

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c.	Each share of Series D Convertible Preferred Stock of the Company (the “Company Series D Preferred Stock”) outstanding immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series D Convertible Preferred Stock of Newco (the “Newco Series D Preferred Stock”), and all Company Series D Preferred Stock shall be automatically cancelled and retired and shall cease to exist.

d.	Each share of Series F Convertible Preferred Stock of the Company (the “Company Series F Preferred Stock”) outstanding immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series F Convertible Preferred Stock of Newco (the “Newco Series F Preferred Stock”), and all Company Series F Preferred Stock shall be automatically cancelled and retired and shall cease to exist.

e.	Each option, warrant, restricted stock unit, or other security convertible into common stock or preferred stock of the Company issued and outstanding immediately prior to the Effective Time shall be automatically (i) converted into an identical security of Newco (including, without limitation, the same exercise price, vesting conditions and expiration date) and (ii) immediately following the Effective Time, shall represent the right to acquire the number of shares of Newco Common Stock or Newco Series C Preferred Stock, as applicable, that is equal to the number of shares of Company Common Stock or Company Series C Preferred Stock, as applicable, acquirable upon the exercise of such option, warrant or restricted stock unit immediately prior to the Effective Time. The same number of shares of Newco Common Stock and Newco Series C Preferred Stock shall be reserved for purposes of the exercise of such option, warrant, restricted stock unit, or other security convertible into common stock or preferred stock of the Company as is equal to the number of shares of Company Common Stock or Company Series C Preferred Stock, as applicable, so reserved immediately prior to the Effective Time.

f.	Each share of Newco Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2.	Certificates

At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock, preferred stock, options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective Newco Common Stock, preferred stock, options, warrants, or other securities, as the case may be, into which the shares of common stock, preferred stock, options, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Newco Common Stock, preferred stock, options, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided.

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5.	Conditions

The respective obligations of each party hereto to effect the Reincorporation Merger are subject to the receipt by the Company of approval of the requisite holders of its shares required to approve this Agreement and the transactions contemplated hereby pursuant to Section 14A:10-5.1 of the BCA.

6.	Termination

This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors or officers.

7.	Miscellaneous and General

7.1.	Modification or Amendment

Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the requisite stockholders of the Company shall not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Company Common Stock or preferred stock or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would materially and adversely affect the Company or the holders of Company Common Stock or preferred stock.

7.2.	Counterparts

This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3.	Governing Law

This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

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7.4.	Entire Agreement

This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5.	No Third Party Beneficiaries

This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6.	Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7.	Headings

The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

***

[Signature page follows.]

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In witness whereof, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

MyMD Pharmaceuticals, Inc., a New Jersey corporation	MyMD Pharmaceuticals, Inc., a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

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APPENDIX B

DELAWARE CERTIFICATE

Certificate of Incorporation

of

MyMD Pharmaceuticals, Inc.

ARTICLE I

The name of the corporation is MyMD Pharmaceuticals, Inc. (hereinafter referred to as the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is _________________. The name of the registered agent at such address is _________________.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

ARTICLE IV

A.	The Company is authorized to issue a total of 550 million (550,000,000) shares, of which (i) 500 million (500,000,000) shares shall be common stock, par value $0.001 per share (“Common Stock”) and (ii) 50 million (50,000,000) shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”).

B.	Of the 50 million shares of Preferred Stock authorized by this Certificate of Incorporation, 1,990,000 shares shall be designated as Series C Convertible Preferred Stock, 211,353 shares shall be designated as Series D Convertible Preferred Stock, and 15,000 shares shall be designated as Series F Convertible Preferred Stock. The rights, preferences, privileges and restrictions of such series of Preferred Stock are set forth in Annexes A, B and C, respectively, hereto, which are incorporated herein by reference.

C.	In addition to the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and the Series F Convertible Preferred Stock, whose designations are incorporated herein by reference, the Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation..

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D.	Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote, provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock). There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

Unless otherwise set forth herein, the number of directors that constitute the Board of Directors of the Corporation shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

A.	To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.	The Corporation shall have the power to indemnify and advance expenses, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

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C.	By action of the Board of Directors, notwithstanding an interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation shall have the power to indemnify him or her against such liability under these provisions.

D.	Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Corporation’s Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX, in respect of any matter occurring, or any Proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this Corporation may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE XI

The name of the incorporator is _________________ whose mailing address is _________________.

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In witness whereof, the undersigned has executed this Certificate of Incorporation effective as of _________________.

[●], Incorporator

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Annex A

MyMD Pharmaceuticals, Inc.

Certificate of Designation of Preferences, Rights and Limitations

of

Series C Convertible Preferred Stock

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series C Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 1,990,000 (which shall not be subject to increase without the written consent of holders of a majority in interest of the Preferred Stock then outstanding (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have no par value and a stated value equal to $4.00 (the “Stated Value”).

Section 2. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Charter Amendment Date” means, if necessary, the date on which the Corporation publicly announces through the filing of a Current Report on Form 8-K that an amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, to sufficiently increase the Corporation’s authorized shares of Common Stock to cover the conversion of all outstanding shares of Preferred Stock into Common Stock has been filed with the Secretary of State of the State of Delaware.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to the Corporation’s obligations to deliver the securities in accordance with the terms of the Transaction Documents have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 1.

“Initial Conversion Date” means the next business day after the Charter Amendment Date, provided, however if there are sufficient shares of authorized Common Stock to cover the conversion of all outstanding shares of Preferred Stock into Common Stock as of the Closing Date, the Initial Conversion Date shall be the Closing Date.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 1.

“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of December 5, 2019, between the Corporation and the purchasers signatory thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 1, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation as set forth on Exhibit 21 to the Corporation’s Annual Report on Form 10-K most recently filed with the Commission.

“Successor Entity” shall have the meaning set forth in Section 7(e).

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“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means Securities Transfer Corporation, the current transfer agent of the Corporation, with a mailing address of 2901 N Dallas Parkway, Suite 380, Plano, Texas 75093 and any successor transfer agent of the Corporation.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock.

“Warrants” means, collectively, the Preferred Stock purchase warrants delivered to the holders on the Closing Date in accordance with the Purchase Agreement, which Warrants shall be exercisable immediately and have a term of exercise which will expire on the five-year anniversary of the Charter Amendment Date.

“Warrant Shares” means the shares of Preferred Stock issuable upon exercise of the Warrants.

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock.

Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) increase the number of authorized shares of Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

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Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Initial Conversion Date at the option of each Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Conversion Price. The conversion price for the Preferred Stock shall equal $4.00, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion

i) Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions (except to the extent a Holder is subject to certain restrictions under applicable securities laws) and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii) Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, such Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to such Holder any original Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

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iii) Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) on the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the tenth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv) Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holders, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

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v) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that, following the Charter Amendment Date, if necessary, or as of the Closing Date if the Corporation has sufficient shares of Common Stock authorized at the Closing Date to cover the conversion of all outstanding shares of Preferred Stock, it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which a Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

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d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by each Holder that the Corporation is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by such Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

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Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) RESERVED.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “ Purchase Rights “), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Beneficial Ownership Limitation, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as any of the Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, each Holder shall be entitled to participate in such Distribution to the same extent that such Holder would have participated therein if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that such Holder’s right to participate in any such Distribution would result in such Holder exceeding the Beneficial Ownership Limitation, then such Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while any of the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock, each Holder shall have the right to receive, for each Conversion Share that would have been issuable to such Holder upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Holder’s Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holders and approved by the Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of each Holders of Preferred Stock, deliver to such Holder in exchange for such Holder’s Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of such Holder’s Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to such Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

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f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) Notice to the Holders.

i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii) Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each Holder at its last facsimile or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. Each Holder shall remain entitled to convert the Conversion Amount of such Holder’s Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or email, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Executive Officer, e-mail address: hyeaton@akersbio.com, or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or email, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via email at the email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via email at the email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Convertible Preferred Stock.

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER

IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock indicated below into shares of common stock, no par value (the “Common Stock”), of MyMD Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Address for Delivery: __________________

or

DWAC Instructions:

Broker no: ________

Account no: __________

[HOLDER]

By:
Name:
Title:

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Annex B

MyMD Pharmaceuticals, Inc.

Certificate of Designation of Preferences, Rights and Limitations

of

Series D Convertible Preferred Stock

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, without par value, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” has the meaning set forth in Section 6(f).

“Holder” shall have the meaning given such term in Section 2.

“Liquidation” shall have the meaning set forth in Section 5.

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“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Securities Transfer Corporation, 2901 N Dallas Parkway, Suite 380, Plano, Texas 75093, Tel. +1 (469) 633-0101, and any successor transfer agent of the Corporation.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series D Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 211,353 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock is without par value and shall have a stated value equal to $0.01(the “Stated Value”).

Section 3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends as and when paid to the holders of Common Stock of the Corporation on an as-converted basis.

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Section 4. Voting Rights. Subject to the following paragraph, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each Holder, in its capacity as such, shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the Preferred Stock beneficially owned by such holder are convertible as of the record date for determining stockholders entitled to vote on or consent to such matter (taking into account all Preferred Stock beneficially owned by such Holder). Except as otherwise required by law or by the other provisions of the Certificate of Incorporation, the Holders, in their capacity as such, shall vote together with the holders of Common Stock and any other class or series of stock entitled to vote thereon as a single class.

Notwithstanding anything to the contrary contained in this Certificate of Designations, no Holder shall be permitted to vote the Preferred Stock beneficially owned by such Holder in excess of the Beneficial Ownership Limitation. To the extent the above limitation applies to a Holder, the total votes entitled to be cast by such Holder, in its capacity as such, shall be proportionately decreased among the Preferred Stock beneficially owned by such Holder. No prior inability of a Holder to vote Preferred Stock pursuant to this Section 4 shall have any effect on the applicability of the provisions of this Section 4 with respect to any subsequent determination of voting. For purposes of this Section 4, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The limitations contained in this Section 4 shall apply to a successor holder of Preferred Stock. For any reason at any time, upon the written or oral request of a Holder, the Corporation shall within one (1) Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Certificate of Designation.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

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b) Conversion Price. The conversion price for the Preferred Stock shall equal to $0.01, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion.

i. Delivery of Conversion Shares Upon Conversion. Not later than two (2)Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which, on or after the earlier of (i) the twelve-month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by applicable securities laws).

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $25 per Trading Day (increasing to $50 per Trading Day on the third Trading Day and increasing to $100 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

B-4

iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Corporation (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

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d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

f) Exchange Cap. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with any shares of Common Stock issued to the Holder as part of the same transaction as the issuance of the Preferred Stock) would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Nasdaq Capital Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”). As of the date of this Certificate of Designation, the maximum number of shares of Common Stock that may be issued in any such without stockholder approval is 457,539. Until the appropriate approval of the Company’s stockholders is obtained, no Holder shall be issued in the aggregate, upon conversion of the Preferred Stock (together with any shares of Common Stock issued to the Holder as part of the same transaction as the issuance of the Preferred Stock), Common Stock in an amount greater than the product of the Exchange Cap multiplied by its pro rata share (based on the relative number of such shares Preferred Stock issued to each Holder).

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Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [RESERVED]

c) [RESERVED]

d) [RESERVED]

e) [RESERVED]

f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

B-7

Section 8. [RESERVED]

Section 9. [RESERVED]

Section 10. [RESERVED]

Section 11. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Executive Officer, at such facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11 from time to time. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder provided to the Corporation from time to time. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated hereby (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

B-8

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series D Convertible Preferred Stock.

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER

IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock indicated below into shares of common stock, without par value (the “Common Stock”), of MYMD PHARMACEUTICALS, INC., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Preferred Stock owned prior to Conversion: _______________

Number of shares of Preferred Stock to be Converted: ________________________

Stated Value of shares of Preferred Stock to be Converted: ____________________

Number of shares of Common Stock to be Issued: ___________________________

Applicable Conversion Price:____________________________________________

Number of shares of Preferred Stock subsequent to Conversion: ________________

Address for Delivery: ______________________

or

DWAC Instructions:

Broker no: _________

Account no: ___________

[HOLDER]

By:
Name:
Title:

B-B-1

Annex C

Certificate of Designations

of

Series F Convertible Preferred Stock

of

MyMD Pharmaceuticals, Inc.

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “Series F Convertible Preferred Stock” (the “Preferred Shares”). The authorized number of Preferred Shares shall be fifteen thousand (15,000). Each Preferred Share shall have no par value. Capitalized terms not defined herein shall have the meaning as set forth in Section 33 below.

2. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 18, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separately as a single class, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that are (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date or any other date requiring redemption or repayment of such shares of Junior Stock that is prior to the Maturity Date. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall be consummated if it would result in the Preferred Shares being treated in any manner inconsistently with the foregoing.

3. Dividends and Payments.

(a) From and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends on the Stated Value of the Preferred Shares (“Dividends”) at the Dividend Rate computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears monthly on each Dividend Date and shall compound each calendar month and shall be payable in funds legally available therefor or, in connection with an Installment Conversion (as defined below) pursuant to Section 9, shares of Common Stock. Dividends shall be paid (i) on each Dividend Date occurring on an Installment Date in accordance with Section 9 as part of the applicable Installment Amount due on the applicable Installment Date if not paid in funds legally available therefor or shares of Common Stock as provided in Section 9 and (ii) with respect to each other Dividend Date not occurring on an Installment Date, on such Dividend Date in funds legally available therefor.

C-1

(b) Prior to the payment of Dividends on a Dividend Date, Dividends shall be payable by way of inclusion of the Dividends in the Conversion Amount on each Conversion Date in accordance with Section 4(b)(i) or upon any redemption in accordance with Section 12 or any required payment upon any Triggering Event. From and after the occurrence and during the continuance of any Triggering Event, Dividends shall accrue on the Stated Value each Preferred Share at fifteen percent (15.0%) per annum (the “Default Rate”) and shall be computed on the basis of a 360-day year and twelve 30-day months.

(c) On each Installment Date, the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 9. On the Maturity Date, the Company shall pay to the Holder an amount in funds legally available therefor (excluding any amounts paid in shares of Common Stock on the Maturity Date in accordance with Section 9) representing all outstanding Preferred Shares, accrued and unpaid Dividends and unpaid Late Charges. Other than as specifically permitted hereunder, the Company may not prepay any portion of the aggregate Stated Value underlying outstanding Preferred Shares, accrued and unpaid Dividends or accrued and unpaid Late Charges.

4. Conversion. At any time after the Initial Issuance Date, each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 4.

(a) Holder’s Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Preferred Shares.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Preferred Share pursuant to Section 4(a) shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (the “Conversion Rate”):

(i) “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) the Make-Whole Amount, (3) the Additional Amount thereon and any accrued and unpaid Late Charges (as defined below in Section 26(c)) with respect to such Stated Value and Additional Amount as of such date of determination.

(ii) “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $2.255, subject to adjustment as provided herein.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

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(i) Optional Conversion. To convert a Preferred Share into shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(iii), within two (2) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates, if any, representing the Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 20(b)). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following each date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program (“FAST”), credit such aggregate number of shares of Common Stock to which such Holder shall be entitled pursuant to such conversion to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in FAST, upon the request of such Holder, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(iii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than two (2) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate or a new Book-Entry (in either case, accordance with Section 20(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In connection with any conversion of Preferred Shares by a Holder, the number of Preferred Shares converted by such Holder shall be deducted from the Installment Amount(s) of such Holder relating to the Installment Date(s) as set forth in the applicable Conversion Notice. Notwithstanding the foregoing, with respect to any Conversion Notice delivered by a Buyer (as defined in the Securities Purchase Agreement) to the Company on or prior to 4:00 p.m. (New York City time) on the Trading Day immediately prior to the date of initial issuance of such applicable Preferred Shares to be converted pursuant to such Conversion Notice (each, an “Issuance Date”), which may be delivered at any time after the time of execution of the Securities Purchase Agreement, the Company agrees to deliver the shares of Common Stock issuable upon conversion of such Preferred Shares to be issued on such date subject to such notice(s) by 4:00 p.m. (New York City time) on such applicable Issuance Date and such Issuance Date shall be the Share Delivery Date for purposes hereunder with respect to such Conversion Notice.

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(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, if the Transfer Agent is not participating in FAST, to issue and deliver to such Holder (or its designee) a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Conversion Amount (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, (X) the Company shall pay in cash from funds legally available therefor to such Holder on each day after the Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the Share Delivery Deadline and to which such Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Deadline, and (Y) such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Preferred Shares that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver to such Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, and if on or after such Share Delivery Deadline such Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such conversion that such Holder is entitled to receive from the Company and has not received from the Company in connection with such Conversion Failure (a “Buy-In”), then, in addition to all other remedies available to such Holder, the Company shall, within two (2) Business Days after receipt of such Holder’s request and in such Holder’s discretion, either: (I) pay cash from funds legally available therefor to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commission, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit to the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash from funds legally available therefor to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II). Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the conversion of the Preferred Shares as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Conversion Failure, this Section 4(c)(ii) shall not apply to a Holder to the extent the Company has already paid such amounts in full to such Holder with respect to such Conversion Failure, as applicable, pursuant to the analogous sections of the Securities Purchase Agreement.

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(iii) Registration; Book-Entry. At the time of issuance of any Preferred Shares hereunder, the applicable Holder may, by written request (including by electronic-mail) to the Company, elect to receive such Preferred Shares in the form of one or more Preferred Share Certificates or in Book-Entry form. The Company (or the Transfer Agent, as custodian for the Preferred Shares) shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares and whether the Preferred Shares are held by such Holder in Preferred Share Certificates or in Book-Entry form (the “Registered Preferred Shares”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and Dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 20, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares held in the form of a Preferred Share Certificate to the Company unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(iii)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Company shall maintain records showing the Stated Value, Dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of a Preferred Share Certificate upon conversion. If the Company does not update the Register to record such Stated Value, Dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each Preferred Share Certificate shall bear the following legend:

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ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES F PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES F PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES F PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES F PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 25.

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(d) Limitation on Beneficial Ownership.

(i) Beneficial Ownership. The Company shall not effect the conversion of any of the Preferred Shares held by a Holder, and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Preferred Shares and the Warrants) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d)(i). For purposes of this Section 4(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 4(d)(i), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which such Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and the other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Preferred Shares.

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(ii) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon conversion of any Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations if the issuance of such shares of Common Stock (taken together with the issuance of all other shares of Common Stock upon exercise of the Warrants) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the Preferred Shares and the Warrants without breaching the Company’s obligations under the rules and regulations the listing rules of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules and regulations of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or such written opinion is obtained, no Holder shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Preferred Shares or any Warrant, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Initial Issuance Date multiplied by (ii) the quotient of (1) the aggregate number of Preferred Shares issued to such Holder on the Initial Issuance Date divided by (2) the aggregate number of Preferred Shares issued to the Holders on the Initial Issuance Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of such Preferred Shares so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion in full of a holder’s Preferred Shares, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such Preferred Shares shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Preferred Shares and/or related Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Preferred Shares and/or related Warrants then held by each such holder of Preferred Shares and/or related Warrants. In the event that after July 1, 2023, the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 4(d)(ii)(the “Exchange Cap Shares”) to a Holder, the Company shall pay cash from funds legally available therefor to such Holder in exchange for the redemption of such number of Preferred Shares held by such Holder that are not convertible into such Exchange Cap Shares at a price equal to the sum of (i) the product of (x) such number of Exchange Cap Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 4(d)(ii) and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith.

(e) Right of Alternate Conversion.

(i) Alternate Conversion Upon a Triggering Event. Subject to Section 4(d), at any time during a Triggering Event Redemption Right Period (as defined below), such Holder may, at such Holder’s option, by delivery of a Conversion Notice to the Company (the date of any such Conversion Notice, each an “Alternate Conversion Date”), convert all, or any number of Preferred Shares (such Conversion Amount of the Preferred Shares to be converted pursuant to this Section 4(e)(ii), each, an “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price (each an “Alternate Conversion”).

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(ii) Mechanics of Alternate Conversion. On any Alternate Conversion Date, a Holder may voluntarily convert any Alternate Conversion Amount of Preferred Shares pursuant to Section 4(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion and with “Required Premium of the Conversion Amount” replacing “Conversion Amount” in clause (x) of the definition of Conversion Rate above with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 4(e) of this Certificate of Designations that such Holder is electing to use the Alternate Conversion Price for such conversion; provided that in the event of the Conversion Floor Price Condition, on the applicable Alternate Conversion Date the Company shall also deliver to the Holder the applicable Alternate Conversion Floor Amount. Notwithstanding anything to the contrary in this Section 4(e), but subject to Section 4(d), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount of Preferred Shares to such Holder, such Preferred Shares may be converted by such Holder into shares of Common Stock pursuant to Section 4(c) without regard to this Section 4(e).

(f) Mandatory Conversion. If at any time from and after the date hereof, (i) the closing price of the Company’s Common Stock on the Trading Market equals or exceeds $6.765 per share (which amount may be adjusted for certain capital events, such as stock splits, as described herein) for 20 consecutive Trading Days (the “Mandatory Conversion Measuring Period”) and (ii) the daily dollar trading volume for the Company’s Common Stock on the Trading Market exceeds $3,000,000 per Trading Day for the Mandatory Conversion Measuring Period and (iii) the Equity Conditions are satisfied on each Trading Day of the Mandatory Conversion Measuring Period, then the Company shall have the right to require the Holder to mandatorily convert all or any portion of the Preferred Shares, including the Make-Whole Amount, the Additional Amount and any accrued but unpaid Late Charges, as designated in the Mandatory Conversion Notice on the Mandatory Conversion Date (each as defined below) into fully paid, validly issued and nonassessable shares of Common Stock at the Conversion Price as of the Mandatory Conversion Date (as defined below) (a “Mandatory Conversion”), provided that the number of Preferred Shares that may be subject to Mandatory Conversion at any given time shall be limited by the provisions of Section 4(d)(i). The Company may exercise its right to require conversion under this Section 4 by delivering within not more than five (5) Trading Days following the end of such Mandatory Conversion Measuring Period a written notice thereof by electronic mail to the Holder (the “Mandatory Conversion Notice” and the date that the Holder received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (I) the Trading Day on which the Mandatory Conversion shall occur, which shall be the second (2nd) Trading Day following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”) and (II) the aggregate number of Preferred Shares which the Company has elected to be subject to such Mandatory Conversion from the Holder (the “Mandatory Conversion Amount”) pursuant to this Section 4. If the Equity Conditions cease to be satisfied during Mandatory Conversion Measuring Period then, at the option of the Holder, the Mandatory Conversion shall be deemed withdrawn and void ab initio. For clarity, the Holder shall be entitled to convert the Preferred Shares at any time and from time to time during the Mandatory Conversion Measuring Period pursuant to Section 4(a).

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5. Triggering Event Redemptions.

(a) Triggering Event. Each of the following events shall constitute a “Triggering Event” and each of the events in clauses (viii), (ix), and (x) shall constitute a “Bankruptcy Triggering Event”:

(i) the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(ii) the Company’s (A) failure to cure a Conversion Failure or a Delivery Failure (as defined in the Warrants) by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) written notice to any holder of Preferred Shares or Warrants, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for exercise of any Warrants for Warrant Shares in accordance with the provisions of the Warrants or a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof;

(iii) except to the extent the Company is in compliance with Section 11(b) below, at any time following the tenth (10th) consecutive day that a Holder’s Authorized Share Allocation (as defined in Section 11(a) below) is less than the sum of (A) 200% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Preferred Shares then held by such Holder (assuming a conversion at the Floor Price then in effect and without regard to any limitations on conversion set forth in this Certificate of Designations) and (B) 200% of the number of shares of Common Stock that such Holder would then be entitled to receive upon exercise in full of such Holder’s Warrants (without regard to any limitations on exercise set forth in the Warrants);

(iv) subject to the applicable provisions of the BCA, including Section 14A:7-14.1 of the BCA, the Board fails to declare any Dividend to be paid on the applicable Dividend Date in accordance with Section 3;

(v) the Company’s failure to pay to any Holder any Dividend on any Dividend Date (whether or not declared by the Board) or any other amount when and as due under this Certificate of Designations (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder), the Securities Purchase Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the BCA), except, in the case of a failure to pay Dividends and Late Charges when and as due, in each such case only if such failure remains uncured for a period of at least five (5) Trading Days;

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(vi) the Company fails to deliver Conversion Shares or Warrant Shares without a restrictive legend on any certificate or any shares of Common Stock issued to the applicable Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by such Holder under the Transaction Documents as and when required by such Securities or the Securities Purchase Agreement, as applicable, and any such failure remains uncured for at least five (5) Trading Days;

(vii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $250,000 of Indebtedness (as defined in the Securities Purchase Agreement) of the Company or any of its Subsidiaries;

(viii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(ix) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(x) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(xi) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

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(xii) the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate, but only if such failure or occurrence remains uncured for a period of at least five (5) days;

(xiii) other than as specifically set forth in another clause of this Section 5(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days;

(xiv) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Triggering Event has occurred;

(xv) any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 15(m) of this Certificate of Designations;

(xvi) any Material Adverse Effect (as defined in the Securities Purchase Agreement) occurs that has not been cured, if capable of curing, within ten (10) Trading Days of the occurrence thereof; or

(xvii) any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company, or the validity or enforceability thereof shall be contested, directly or indirectly, by the Company or any Subsidiary, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof or the Company or any of its Subsidiaries shall deny in writing that it has any liability or obligation purported to be created under one or more Transaction Documents.

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(b) Notice of a Triggering Event; Redemption Right. Upon the occurrence of a Triggering Event with respect to the Preferred Shares, the Company shall within one (1) Business Day deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) (an “Triggering Event Notice”) to each Holder. At any time after the earlier of a Holder’s receipt of a Triggering Event Notice and such Holder becoming aware of a Triggering Event (such earlier date, the “Triggering Event Right Commencement Date”) and ending (such ending date, the “Triggering Event Right Expiration Date”, and each such period, a “Triggering Event Redemption Right Period”) on the fifteenth (15th) Trading Day after the later of (x) the later of (1) the date such Triggering Event is cured and (2) the date the Company delivers written notice to the Holders of the cure of such Triggering Event and (y) such Holder’s receipt of a Triggering Event Notice that includes (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Triggering Event Right Expiration Date, such Holder may require the Company to redeem (regardless of whether such Triggering Event has been cured on or prior to the Triggering Event Right Expiration Date) all or any of the Preferred Shares by delivering written notice thereof (the “Triggering Event Redemption Notice”) to the Company, which Triggering Event Redemption Notice shall indicate the number of the Preferred Shares such Holder is electing to redeem. Each of the Preferred Shares subject to redemption by the Company pursuant to this Section 5(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Redemption Premium and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount in effect at such time as such Holder delivers a Triggering Event Redemption Notice multiplied by (Y) the product of (1) the Redemption Premium multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Triggering Event and ending on the date the Company makes the entire payment required to be made under this Section 5(b) (the “Triggering Event Redemption Price”). Redemptions required by this Section 5(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5(b), but subject to Section 4(d), until the Triggering Event Redemption Price (together with any Late Charges thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any Late Charges thereon) may be converted, in whole or in part, by such Holder into Common Stock pursuant to the terms of this Certificate of Designations. In the event of a partial redemption of the Preferred Shares held by a Holder pursuant hereto, the number of Preferred Shares of such Holder redeemed shall be deducted from the Installment Amount(s) of such Holder relating to the applicable Installment Date(s) as set forth in the Triggering Event Redemption Notice including Section 4(e). In the event of the Company’s redemption of any of the Preferred Shares under this Section 5(b), a Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. Any redemption upon a Triggering Event shall not constitute an election of remedies by the applicable Holder or any other Holder, and all other rights and remedies of each Holder shall be preserved.

(c) Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, whether occurring prior to or following the Maturity Date, the Company shall immediately redeem, out of funds legally available therefor, each of the Preferred Shares then outstanding at a redemption price equal to the applicable Triggering Event Redemption Price (calculated as if such Holder shall have delivered the Triggering Event Redemption Notice immediately prior to the occurrence of such Bankruptcy Triggering Event), without the requirement for any notice or demand or other action by any Holder or any other person or entity, provided that a Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder or any other Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of such Triggering Event Redemption Price or any other Redemption Price, as applicable.

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6. Rights Upon Fundamental Transactions.

(a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity (if the Successor Entity is not the Company) assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall deliver to each Holder confirmation that there shall be issued upon conversion or redemption of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7 and 17, which shall continue to be receivable thereafter)) issuable upon the conversion or redemption of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 6(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares.

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(b) Notice of a Change of Control Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via electronic mail and overnight courier to each Holder (a “Change of Control Notice”). At any time during the period beginning after a Holder’s receipt of a Change of Control Notice or such Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to such Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of (A) the date of consummation of such Change of Control or (B) twenty (20) Trading Days after the date of receipt of such Change of Control Notice or (C) twenty (20) Trading Days after the date of the announcement of such Change of Control, such Holder may require the Company to redeem all or any portion of such Holder’s Preferred Shares by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the number of Preferred Shares such Holder is electing to have the Company redeem. Each Preferred Share subject to redemption pursuant to this Section 6(b) shall be redeemed by the Company in funds legally available therefor at a price equal to the greatest of (i) the product of (w) the Change of Control Redemption Premium multiplied by (y) the Conversion Amount of the Preferred Shares being redeemed, (ii) the product of (x) the Change of Control Redemption Premium multiplied by (y) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such Holder delivers the Change of Control Redemption Notice by (II) the Conversion Price then in effect and (iii) the product of (y) the Change of Control Redemption Premium multiplied by (z) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to such holders of the shares of Common Stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect (the “Change of Control Redemption Price”). Redemptions required by this Section 6(b) shall have priority to payments to all other stockholders of the Company in connection with such Change of Control. To the extent redemptions required by this Section 6(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 6(b), but subject to Section 4(d), until the applicable Change of Control Redemption Price (together with any Late Charges thereon) is paid in full to the applicable Holder, the Preferred Shares submitted by such Holder for redemption under this Section 6(b) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 4 or in the event the Conversion Date is after the consummation of such Change of Control, stock or equity interests of the Successor Entity substantially equivalent to the Company’s shares of Common Stock pursuant to Section 4. In the event of a partial redemption of the Preferred Shares held by a Holder pursuant hereto, the number of Preferred Shares of such Holder redeemed shall be deducted from the Installment Amount(s) of such Holder relating to the applicable Installment Date(s) as set forth in the Change of Control Redemption Notice. In the event of the Company’s redemption of any of the Preferred Shares under this Section 6(b), such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for a Holder. Accordingly, any redemption premium due under this Section 6(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. The Company shall make payment of the applicable Change of Control Redemption Price concurrently with the consummation of such Change of Control if a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within two (2) Trading Days after the Company’s receipt of such notice otherwise (the “Change of Control Redemption Date”). Redemptions required by this Section 6 shall be made in accordance with the provisions of Section 12.

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7. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 8 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that all the Preferred Shares were converted at the Alternate Conversion Price as of the applicable record date) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent of any such excess) and such Purchase Right to such extent shall be held in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable) for the benefit of such Holder until such time or times, if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable)) to the same extent as if there had been no such limitation).

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that each Holder will thereafter have the right, at such Holder’s option, to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares set forth in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares set forth in this Certificate of Designations.

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8. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date the Company grants, issues or sells (or enters into any agreement or publicly announces its intention to grant, issue or sell), or in accordance with this Section 8(a) is deemed to have granted, issued or sold, any shares of Common Stock (including the granting, issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

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(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 8(a)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) with respect to any one share of Common Stock upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 8(b) below), the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Subscription Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

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(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Required Holders, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities” and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of (x) the purchase price of such Unit, (y) if such Primary Security is an Option and/or Convertible Security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Section 8(a)(i) or 8(a)(ii) above and (z) the lowest VWAP of the shares of Common Stock on any Trading Day during the five (5) Trading Day period (the “Adjustment Period”) immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of the Principal Market on a Trading Day, such Trading Day shall be the first Trading Day in such five Trading Day period and if any Preferred Shares are converted, on any given Conversion Date during any such Adjustment Period, solely with respect to such Preferred Shares converted on such applicable Conversion Date, such applicable Adjustment Period shall be deemed to have ended on, and included, the Trading Day immediately prior to such Conversion Date). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Sections 7, 17 or 8(a), if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Sections 7, 17 or 8(a), if the Company at any time on or after the Subscription Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

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(c) Holder’s Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(b), if the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder’s election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares. In addition, from and after the date the Company enters into such agreement or issues any such Variable Price Securities, for purposes of calculating the Installment Conversion Price as of any time of determination, the “Conversion Price” as used therein shall mean the lower of (x) the Conversion Price as of such time of determination and (y) the Variable Price as of such time of determination.

(d) Stock Combination Event Adjustments. If at any time and from time to time on or after the Subscription Date there occurs any stock split, stock dividend, stock combination, reverse stock split, recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price is less than the Conversion Price then in effect (after giving effect to the adjustment in Section 8(b) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in Section 8(b) above) shall be reduced (but in no event increased) to the Event Market Price. For the avoidance of doubt, if the adjustment in the immediately preceding sentence would otherwise result in an increase in the Conversion Price hereunder, no adjustment shall be made.

(e) Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 8(e) will increase the Conversion Price as otherwise determined pursuant to this Section 8, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

(f) Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market, the Company may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.

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9. Installment Conversion or Installment Redemption.

(a) General. On each applicable Installment Date, provided no Equity Conditions Failure has occurred and is continuing, the Company shall pay to each Holder of Preferred Shares the applicable Installment Amount due on such date by converting such Installment Amount in accordance with this Section 9 (an “Installment Conversion”); provided, however, that the Company may, at its option following notice to each Holder as set forth below, pay the Installment Amount by redeeming such Installment Amount in legally available funds at the Cash Installment Price (an “Installment Redemption”) or by any combination of an Installment Conversion and an Installment Redemption so long as all of the outstanding applicable Installment Amount due on any Installment Date shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 9. On a date which is between the twenty-fifth (25th) Trading Day and the twenty-third (23rd) Trading Day prior to each Installment Date (each, an “Installment Notice Due Date”), the Company shall deliver written notice (each, an “Installment Notice” and the date all Holders receive such notice is referred to as to the “Installment Notice Date”), to each Holder of Preferred Shares and such Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of such Holder shall be converted in whole pursuant to an Installment Conversion or (B) (1) state that the Company elects to redeem for cash, or is required to redeem for cash in accordance with the provisions of this Certificate of Designations, in whole or in part, the applicable Installment Amount pursuant to an Installment Redemption and (2) specify the portion of such Installment Amount which the Company elects or is required to redeem pursuant to an Installment Redemption (such amount to be redeemed in cash, the “Installment Redemption Amount” and for clarity, the Installment Redemption Amount includes the Additional Amount and the Make-Whole Amount on the Preferred Shares being converted pursuant to such Installment Redemption Amount)) and the portion of the applicable Installment Amount, if any, with respect to which the Company will, and is permitted to, effect an Installment Conversion (such amount of the applicable Installment Amount so specified to be so converted pursuant to this Section 9 is referred to herein as the “Installment Conversion Amount” and for clarity, the Installment Conversion Amount includes the Additional Amount and the Make-Whole Amount on the Preferred Shares being converted pursuant to such Installment Conversion Amount), which amounts when added together, must at least equal the entire applicable Installment Amount and (ii) if the applicable Installment Amount is to be paid, in whole or in part, pursuant to an Installment Conversion, certify that there is not then an Equity Conditions Failure as of the applicable Installment Notice Date. In addition, the Company may not effect an Installment Conversion as to any such Installment Date unless, no later than two Trading Days following the applicable Installment Notice Due Date, the Company shall have, subject to Sections 4(d) and (e), delivered to the Holder’s account with DTC a number of shares of Common Stock to be applied against such Installment Conversion Amount equal to the quotient of (x) the applicable Installment Conversion Amount divided by (y) the Pre-Installment Price (the “Pre-Installment Conversion Shares”). In the event that that number of Pre-Installment Conversion Shares that the Company can issue to the Holder is limited as result of Section 4(d), then such excess number of shares shall be held in abeyance until the Holder notifies the Company that the issuances of such shares to the Holder would not violate Section 4(d) at which time the Company shall deliver such shares to the Holder. Each Installment Notice shall be irrevocable. If the Company does not timely deliver an Installment Notice and Pre-Installment Conversion Shares in accordance with this Section 9 with respect to a particular Installment Date, then the Company shall be deemed to have delivered an irrevocable Installment Notice confirming an Installment Redemption of the entire Installment Amount payable on such Installment Date. Except as expressly provided in this Section 9(a), the Company shall convert and/or redeem the applicable Installment Amounts pursuant to this Section 9 in the same ratio of the applicable Installment Amount being converted and/or redeemed hereunder. The applicable Installment Conversion Amount (whether set forth in the applicable Installment Notice or by operation of this Section 9) shall be converted in accordance with Section 9(b) and the applicable Installment Redemption Amount shall be redeemed in accordance with Section 9(c). For purposes hereof, “Pre-Installment Price” means, with respect to a particular date of determination, lowest of (i) the Conversion Price then in effect, and (ii) the greater of (x) the Floor Price and (y) 80% of the average of the three lowest closing prices of the Common Stock on Trading Days during the prior thirty (30) consecutive Trading Day period (each, an “Installment Conversion Price Measuring Period”) ending and including the Trading Day immediately prior to the applicable Installment Notice Due Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.

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(b) Mechanics of Installment Conversion. Subject to Section 4(d), if the Company delivers an Installment Notice or is deemed to have delivered an Installment Notice certifying that such Installment Amount is being paid, in whole or in part, in an Installment Conversion in accordance with Section 9(a), then the remainder of this Section 9(b) shall apply. The applicable Installment Conversion Amount, if any, shall be converted on the applicable Installment Date at the applicable Installment Conversion Price and the Company shall, on such Installment Date, (A) deliver to each Holder’s account with DTC any True-Up Shares and (B) in the event of the Conversion Floor Price Condition, the Company shall deliver to the Holder the applicable Conversion Installment Floor Amount, provided that the Equity Conditions are then satisfied (or waived in writing by such Holder) on such Installment Date and an Installment Conversion is not otherwise prohibited under any other provision of the Certificate of Designations. For purposes hereof, “True-Up Shares” means, in the event that the number of shares of Common Stock calculated by taking the applicable Installment Conversion Amount divided by the Installment Conversion Price (the “Adjustment Shares”), is greater than the number of Pre-Installment Conversion Shares received with respect to the Installment Date, a number of additional Conversion Shares equal to the difference between (A) such number of Adjustment Shares and (B) such number of Pre-Installment Conversion Shares. If the Company confirmed (or is deemed to have confirmed by operation of Section 9(a)) the conversion of the applicable Installment Conversion Amount, in whole or in part, and there was no Equity Conditions Failure as of the applicable Installment Notice Date (or is deemed to have certified that the Equity Conditions in connection with any such conversion have been satisfied by operation of Section 9(a)) but an Equity Conditions Failure occurred between the applicable Installment Notice Date and any time through the applicable Installment Date (the “Interim Installment Period”), the Company shall provide each Holder a subsequent notice to that effect. If there is an Equity Conditions Failure (which is not waived in writing by such Holder) during such Interim Installment Period or an Installment Conversion is not otherwise permitted under any other provision of this Certificate of Designations, then, at the option of such Holder designated in writing to the Company, such Holder may require the Company to do any one or more of the following: (i) the Company shall redeem all or any part designated by such Holder of the unconverted Installment Conversion Amount (such designated amount is referred to as the “Designated Redemption Amount”) and the Company shall pay to such Holder within three (3) days of such Installment Date, by wire transfer of immediately available funds, an amount in legally available funds equal to 125% of such Designated Redemption Amount, provided, however, at the option of the Holder, (1) the Designated Redemption Amount shall be reduced by an amount equal to the product of the (x) the number of Pre-Installment Conversion Shares issued to the Holder in connection with such Installment Conversion Amount and (y) and the actual prices at which the Holder sold such Pre-Installment Conversion Shares during the Interim Installment Period or (2) such Pre-Installment Conversion Shares shall be retained by the Holder and applied to the next instance in which the Company issues Pre-Installment Conversion Shares; provided, further however, that if the Company does not elect to pay a future Installment Amount by means of an Installment Conversion in accordance with this Section 9, the Holder shall return the number of Pre-Installment Conversion Shares to the Company and/or (ii) the Installment Conversion shall be null and void with respect to all or any part designated by such Holder of the unconverted Installment Conversion Amount and such Holder shall be entitled to all the rights of a holder of the Preferred Shares with respect to such designated part of the Installment Conversion Amount; provided, however, the Conversion Price for such designated part of such unconverted Installment Conversion Amount shall thereafter be adjusted to equal the lesser of (A) the Installment Conversion Price as in effect on the date on which such Holder voided the Installment Conversion and (B) the Installment Conversion Price that would be in effect on the date on which such Holder delivers a Conversion Notice relating thereto as if such date was an Installment Date; provided, further, however, at the option of the Holder, (3) any Pre-Installment Conversion Shares delivered in connection with such voided Installment Conversion shall be deemed to redeem a number of Preferred Shares having a Stated Value equal to the product of (i) the number of such Pre-Installment Conversion Shares and (y) the actual prices at which the Holder sold such Pre-Installment Conversion Shares during the Interim Installment Period or (4) such Pre-Installment Conversion Shares shall be retained by the Holder and applied to the next instance in which the Company issues Pre-Installment Conversion Shares; provided, further however, that if the Company does not elect to pay a future Installment Amount by means of an Installment Conversion in accordance with this Section 9, the Holder shall return the number of Pre-Installment Conversion Shares to the Company. If the Company fails to redeem any Designated Redemption Amount by the second (2nd) day following the applicable Installment Date by payment of such amount by such date for any reason (including, without limitation, to the extent such payment is prohibited pursuant to the BCA), then such Holder shall have the rights set forth in Section 12(a) as if the Company failed to pay the applicable Installment Redemption Price (as defined below) and all other rights under this Certificate of Designations (including, without limitation, such failure constituting a Triggering Event described in Section 5(a)(iv)). Notwithstanding anything to the contrary in this Section 9(b), but subject to Section 4(d), until the Company delivers Common Stock representing the Installment Conversion Amount to such Holder, the Installment Conversion Amount may be converted by such Holder into Common Stock pursuant to Section 4. In the event that a Holder elects to convert the Installment Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Installment Conversion Amount so converted shall be deducted from the Installment Amount(s) of such Holder relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice. For further clarification, if any conversion is applied against an Installment Amount, the Pre-Installment Conversion Shares issued in connection with such Installment Amount (and that were not already applied to such conversions) shall be applied first against such conversions or, at the option of the Holder as indicated in the Conversion Notice, retained by the Holder and applied to the next instance in which the Company issues Pre-Installment Conversion Shares. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock in any Installment Conversion hereunder.

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(c) Mechanics of Installment Redemption. If the Company elects or is required to effect an Installment Redemption, in whole or in part, in accordance with Section 9(a), then the Installment Redemption Amount, if any, shall be redeemed by the Company in legally available funds on the applicable Installment Date by wire transfer to each Holder of immediately available funds in an amount equal to 105% of the applicable Installment Redemption Amount (the “Installment Redemption Price”). If the Company fails to redeem such Installment Redemption Amount on such Installment Date by payment of the Installment Redemption Price for any reason (including, without limitation, to the extent such payment is prohibited pursuant to the BCA), then, at the option of such Holder designated in writing to the Company (any such designation shall be a “Conversion Notice” for purposes of this Certificate of Designations), such Holder may require the Company to convert all or any part of the Installment Redemption Amount at the Installment Conversion Price (determined as of the date of such designation as if such date were an Installment Date) and, in the event of the Conversion Floor Price Condition, the Company shall deliver to the Holder the applicable Conversion Installment Floor Amount. Conversions required by this Section 9(c) shall be made in accordance with the provisions of Section 4(c). Notwithstanding anything to the contrary in this Section 9(c), but subject to Section 4(d), until the Installment Redemption Price (together with any Late Charges thereon) is paid in full, the Installment Redemption Amount (together with any Late Charges thereon) may be converted, in whole or in part, by a Holder into Common Stock pursuant to Section 4. In the event a Holder elects to convert all or any portion of the Installment Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Installment Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice. Redemptions required by this Section 9(c) shall be made in accordance with the provisions of Section 12.

(d) Deferred Installment Amount. Notwithstanding any provision of this Section 9(d) to the contrary, each Holder may, at its option and in its sole discretion, deliver a written notice to the Company no later than the Trading Day immediately prior to the applicable Installment Date electing to have the payment of all or any portion of an Installment Amount of such Holder payable on such Installment Date deferred (such amount deferred, the “Deferral Amount”, and such deferral, each a “Deferral”) until any subsequent Installment Date selected by such Holder, in its sole discretion, in which case, the Deferral Amount shall be added to, and become part of, such subsequent Installment Amount. Any notice delivered by such Holder pursuant to this Section 9(d) shall set forth (i) the Deferral Amount and (ii) the date that such Deferral Amount shall now be payable.

(e) Acceleration of Installment Amounts. Notwithstanding any provision of this Section 9 to the contrary, but subject to Section 4(d), with respect to any given Installment Date (the “Current Installment Date”), during the period commencing on the Installment Notice Due Date immediately prior to such Current Installment Date and ending on the Trading Day immediately prior to the next Installment Date (each, an “Installment Period”), each Holder may elect, at its option and in its sole discretion, at one or more times in such Installment Period, to convert other Preferred Shares (each, an “Acceleration”, and such aggregate number of Preferred Shares in an Acceleration, each, an “Acceleration Amount”), in whole or in part, at the Installment Conversion Price of such Current Installment Date in accordance with the conversion procedures set forth in Section 4 hereunder, mutatis mutandis; provided, that if a Conversion Floor Price Condition exists with respect to such Acceleration Date, with each Acceleration the Company shall also deliver to the Holder the Acceleration Floor Amount on the applicable Share Delivery Deadline. Notwithstanding the foregoing, with respect to any given Installment Period, the applicable Holder may not elect to effect any Acceleration during such Installment Period if, in the aggregate, the aggregate number of Preferred Shares subject to Acceleration in such Installment Period exceeds 600% of the Installment Amount for such Current Installment Date. For clarity, any Acceleration Amount shall be applied to the Installment Redemptions in inverse order from the Maturity Date unless otherwise indicated by the Holder.

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10. Reserved.

11. Authorized Shares.

(a) Reservation. So long as any Preferred Shares remain outstanding, the Company shall at all times reserve at least 200% of the aggregate number of shares of Common Stock as shall from time to time be necessary to effect the conversion, including without limitation, Installment Conversions, Alternate Conversion and Accelerations, of all of the Preferred Shares then outstanding at the Floor Price then in effect (without regard to any limitations on conversions and assuming the Preferred Shares remain outstanding until the Maturity Date) (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders.

(b) Insufficient Authorized Shares. If, notwithstanding Section 11(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding (or deemed outstanding pursuant to Section 11(a) above). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal (or, if a majority of the voting power then in effect of the capital stock of the Company consents to such increase, in lieu of such proxy statement, deliver to the stockholders of the Company an information statement that has been filed with (and either approved by or not subject to comments from) the SEC with respect thereto). In the event that the Company is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Company shall pay legally available funds in exchange for the redemption of such portion of the Conversion Amount of the Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Company and ending on the date of such issuance and payment under this Section 11(a); and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorized Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith. Nothing contained in Section 11(a) or this Section 11(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

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12. Redemptions.

(a) General. If a Holder has submitted a Triggering Event Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Triggering Event Redemption Price to such Holder in legally available funds within five (5) Business Days after the Company’s receipt of such Holder’s Triggering Event Redemption Notice. If a Holder has submitted a Change of Control Redemption Notice in accordance with Section 6(b), the Company shall deliver the applicable Change of Control Redemption Price to such Holder in legally available funds concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company shall deliver the applicable Installment Redemption Price to each Holder in legally available funds on the applicable Installment Date. If a Holder has submitted a Maturity Redemption Notice in accordance with Section 13 below, the Company shall deliver the applicable Maturity Redemption Price to such Holder in legally available funds on the applicable Maturity Redemption Date. Notwithstanding anything herein to the contrary, in connection with any redemption hereunder at a time a Holder is entitled to receive a cash payment under any of the other Transaction Documents, at the option of such Holder delivered in writing to the Company, the applicable Redemption Price hereunder shall be increased by the amount of such cash payment owed to such Holder under such other Transaction Document and, upon payment in full or conversion in accordance herewith, shall satisfy the Company’s payment obligation under such other Transaction Document. In the event of a redemption of less than all of the Preferred Shares, the Company shall promptly cause to be issued and delivered to such Holder a new Preferred Share Certificate (in accordance with Section 20) (or evidence of the creation of a new Book-Entry) representing the number of Preferred Shares which have not been redeemed. In the event that the Company does not pay the applicable Redemption Price to a Holder within the time period required for any reason (including, without limitation, to the extent such payment is prohibited pursuant to the BCA), at any time thereafter and until the Company pays such unpaid Redemption Price in full, such Holder shall have the option, in lieu of redemption, to require the Company to promptly return to such Holder all or any of the Preferred Shares that were submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Preferred Shares, (y) the Company shall immediately return the applicable Preferred Share Certificate, or issue a new Preferred Share Certificate (in accordance with Section 20(d)), to such Holder (unless the Preferred Shares are held in Book-Entry form, in which case the Company shall deliver evidence to such Holder that a Book-Entry for such Preferred Shares then exists), and in each case the Additional Amount of such Preferred Shares shall be increased by an amount equal to the difference between (1) the applicable Redemption Price (as the case may be, and as adjusted pursuant to this Section 12, if applicable) minus (2) the Stated Value portion of the Conversion Amount submitted for redemption and (z) the Conversion Price of such Preferred Shares shall be automatically adjusted with respect to each conversion effected thereafter by such Holder to the lowest of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided, (B) the greater of (x) the Floor Price and (y) 75% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided and (C) the greater of (x) the Floor Price and (y) 75% of the quotient of (I) the sum of the five (5) lowest VWAPs of the Common Stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the applicable Conversion Date divided by (II) five (5) (it being understood and agreed that all such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period). A Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Preferred Shares subject to such notice.

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(b) Redemption by Multiple Holders. Upon the Company’s receipt of a Redemption Notice from any Holder for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 5(b) or Section 6(b), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to each other Holder by electronic mail a copy of such notice. If the Company receives one or more Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is two (2) Business Days prior to the Company’s receipt of the initial Redemption Notice and ending on and including the date which is two (2) Business Days after the Company’s receipt of the initial Redemption Notice and the Company is unable to redeem all of the Conversion Amount of such Preferred Shares designated in such initial Redemption Notice and such other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each Holder based on the Stated Value of the Preferred Shares submitted for redemption pursuant to such Redemption Notices received by the Company during such seven (7) Business Day period.

13. Reserved.

14. Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law (including without limitation, the BCA) and as expressly provided in this Certificate of Designations. To the extent that under the BCA the vote of the holders of the Preferred Shares, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders of the shares of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the BCA, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the BCA), voting together in the aggregate and not in separate series unless required under the BCA, shall constitute the approval of such action by both the class or the series, as applicable. Subject to Section 4(d), to the extent that under the BCA holders of the Preferred Shares are entitled to vote on a matter with holders of shares of Common Stock, voting together as one class, each Preferred Share shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified in Section 4(d) hereof) using the record date for determining the stockholders of the Company eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Preferred Shares shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Company’s bylaws and the BCA.

15. Covenants. For so long as any Preferred Shares are outstanding, without the prior written consent of the Required Holders:

(a) Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than Permitted Indebtedness).

(b) Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(c) Restricted Payments and Investments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other pursuant to this Certificate of Designations) whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness or make any Investment, as applicable, if at the time such payment with respect to such Indebtedness and/or Investment, as applicable, is due or is otherwise made or, after giving effect to such payment, (i) an event constituting a Triggering Event has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute a Triggering Event has occurred and is continuing.

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(d) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock (other than as required by this Certificate of Designations).

(e) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice, or (ii) sales of inventory and product in the ordinary course of business.

(f) Maturity of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, permit any Indebtedness of the Company or any of its Subsidiaries to mature or accelerate prior to the Maturity Date.

(g) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and/or its Subsidiaries on the Subscription Date or any business reasonably related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose in any material respect.

(h) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; provided, however, that the Company shall have the right to merge or combine wholly-owned Subsidiaries hereunder, or eliminate or dissolve foreign Subsidiaries, in each case where such restructuring does not have a material impact on the Company’s assets or ability to comply with the provisions hereof.

(i) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(j) Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all action necessary or advisable to maintain all of the Intellectual Property Rights of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect.

(k) Maintenance of Insurance. The Company shall use reasonable best efforts to maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as are generally consistent with the coverage held by the Company on the Initial Issuance Date.

(l) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions in the ordinary course of business in a manner and to an extent, if applicable, consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be reasonably expected to be obtained in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

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(m) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any Preferred Shares (other than as contemplated by the Securities Purchase Agreement and this Certificate of Designations) or (ii) issue any other securities that would cause a breach or default under this Certificate of Designations or the Warrants.

(n) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Certificate of Designations; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holders by this Certificate of Designations, but will suffer and permit the execution of every such power as though no such law has been enacted.

(o) Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.

(p) Segregated Account. In the event that the Installment Conversion Price is less than the Floor Price for five (5) consecutive Trading Days (as if each such Trading Day was an Installment Date) (“Segregated Cash Trigger”), then the Company shall promptly, but in any event within five (5) Business Days following the Segregated Cash Trigger, deposit an amount in cash equal to one-third (1//3) of the outstanding Stated Value into a segregated deposit account (the “Segregated Cash”). The Company covenants and agrees that the Segregated Cash will only be used by the Company solely for the purpose of performing its monetary obligations to the Holders under this Certificate of Designations; provided, however, if there is any reduction in the Floor Price after the occurrence of Segregated Cash Trigger, then the Company may use the Segregated Cash for any purpose, including general corporate purposes, unless a subsequent Segregated Cash Trigger occurs.

(q) Independent Investigation. At the request of any Holder either (x) at any time when a Triggering Event has occurred and is continuing, (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute a Triggering Event or (z) at any time such Holder reasonably believes a Triggering Event may have occurred or be continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by such Holder to investigate as to whether any breach of the Certificate of Designations has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of the Certificate of Designations has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each Holder of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its legal advisors and accountants (including the accountants’ work papers) and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.

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16. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Preferred Share equal to the greater of (A) 125% of the Conversion Amount of such Preferred Share on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Share into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 16. All the preferential amounts to be paid to the Holders under this Section 16 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 16 applies.

17. Distribution of Assets. In addition to any adjustments pursuant to Section 7(a) and Section 8, if the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that the Preferred Share was converted at the Alternate Conversion Price as of the applicable record date)immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

18. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not (in any case, whether by amendment, modification, recapitalization, merger, consolidation or otherwise): (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Preferred Shares hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) without limiting any provision of Section 2, pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any Preferred Shares other than as contemplated hereby or pursuant to the Securities Purchase Agreement; or (g) without limiting any provision of Section 10, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares hereunder.

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19. Transfer of Preferred Shares. A Holder may transfer some or all of its Preferred Shares without the consent of the Company, but any such transfer shall be in compliance with all applicable securities laws.

20. Reissuance of Preferred Share Certificates and Book Entries.

(a) Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall surrender the applicable Preferred Share Certificate to the Company (or, if the Preferred Shares are held in Book-Entry form, a written instruction letter to the Company), whereupon the Company will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 20(d)) (or evidence of the transfer of such Book-Entry), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 20(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred (or evidence of such remaining Preferred Shares in a Book-Entry for such Holder). Such Holder and any assignee, by acceptance of the Preferred Share Certificate or evidence of Book-Entry issuance, as applicable, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion or redemption of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Shares may be less than the number of Preferred Shares stated on the face of the Preferred Shares.

(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Company shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 20(d)) representing the applicable outstanding number of Preferred Shares.

(c) Preferred Share Certificate and Book-Entries Exchangeable for Different Denominations and Forms. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Company, for a new Preferred Share Certificate or Preferred Share Certificate(s) or new Book-Entry (in accordance with Section 20(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new Preferred Share Certificate and/or new Book-Entry, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated in writing by such Holder at the time of such surrender. Each Book-Entry may be exchanged into one or more new Preferred Share Certificates or split by the applicable Holder by delivery of a written notice to the Company into two or more new Book-Entries (in accordance with Section 20(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Book-Entry, and each such new Book-Entry and/or new Preferred Share Certificate, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Book-Entry as is designated in writing by such Holder at the time of such surrender.

(d) Issuance of New Preferred Share Certificate or Book-Entry. Whenever the Company is required to issue a new Preferred Share Certificate or a new Book-Entry pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate or new Book-Entry (i) shall represent, as indicated on the face of such Preferred Share Certificate or in such Book-Entry, as applicable, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate or new Book-Entry being issued pursuant to Section 20(a) or Section 20(c), the number of Preferred Shares designated by such Holder) which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates or other new Book-Entry, as applicable, issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate or original Book-Entry, as applicable, immediately prior to such issuance of new Preferred Share Certificate or new Book-Entry, as applicable, and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate or in such new Book-Entry, as applicable, which is the same as the issuance date of the original Preferred Share Certificate or in such original Book-Entry, as applicable.

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21. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of a Holder at law or equity or under this Certificate of Designations or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of any Holder at law or equity or under Preferred Shares or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

22. Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Certificate of Designations, then the Company shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Certificate of Designations with respect to any Preferred Shares shall be affected, or limited, by the fact that the purchase price paid for each Preferred Share was less than the original Stated Value thereof.

23. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations. Terms used in this Certificate of Designations and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Initial Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.

24. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 24 shall permit any waiver of any provision of Section 4(d).

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25. Dispute Resolution.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, an Installment Conversion Price, an Alternate Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate, or the applicable Redemption Price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the applicable Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Installment Conversion Price, such Alternate Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate or such applicable Redemption Price (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 25 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 25 constitutes an agreement to arbitrate between the Company and each Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that any Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 25, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 8(a), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iv) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 25 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 25 and (v) nothing in this Section 25 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 25).

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26. Notices; Currency; Payments.

(a) Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(b) Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions that Holder shall provide to the Company in writing from time to time. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due (except to the extent such amount is simultaneously accruing Dividends at the Default Rate hereunder) shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

27. Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations and the Securities Purchase Agreement.

28. Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Except as otherwise required by Section 25 above, the Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 25 above. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

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29. Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 29 referred to as the “Judgment Currency”) an amount due in U.S. dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 29(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 29(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

30. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

31. Maximum Payments. Without limiting Section 9(d) of the Securities Purchase Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the applicable Holder and thus refunded to the Company.

32. Stockholder Matters; Amendment.

(a) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the BCA, the Certificate of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the BCA. This provision is intended to comply with the applicable sections of the BCA permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

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(b) Amendment. Except for Section 4(d)(i), which may not be amended or waived hereunder, this Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the BCA, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the BCA and the Certificate of Incorporation.

33. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Acceleration Floor Amount” means an amount in cash, to be delivered by wire transfer of immediately available funds pursuant to wire instructions delivered to the Company by the Holder in writing, equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Acceleration Date with respect to such Acceleration and (II) the applicable Acceleration Conversion Price of such Acceleration Date and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to the Holder on the applicable Share Delivery Deadline with respect to such Acceleration from (II) the quotient obtain by dividing (x) the applicable Acceleration Amount that the Holder has elected to be the subject of the applicable Acceleration, by (y) the applicable Acceleration Conversion Price of such Acceleration Date without giving effect to clause (x) of such definition or clause (x) of the definition of the Installment Conversion Price, as applicable.

(d) “Additional Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all accrued and unpaid Dividends on such Preferred Share.

(e) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(f) “Affiliate” or “Affiliated” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(g) “Alternate Conversion Floor Amount” means an amount in cash, to be delivered by wire transfer of immediately available funds pursuant to wire instructions delivered to the Company by the Holder in writing, equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Alternate Conversion Date and (II) the applicable Alternate Conversion Price and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to the Holder on the applicable Share Delivery Deadline with respect to such Alternate Conversion from (II) the quotient obtained by dividing (x) the applicable Conversion Amount that the Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without giving effect to clause (x) of such definition.

(h) “Alternate Conversion Price” means, with respect to any Alternate Conversion that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price and (y) 75% of the lowest VWAP of the Common Stock of any Trading Day during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.

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(i) “Approved Stock Plan” means any employee benefit plan or agreement which has been approved by the Board prior to or subsequent to the Subscription Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

(j) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

(k) “Bloomberg” means Bloomberg, L.P.

(l) “Book-Entry” means each entry on the Register evidencing one or more Preferred Shares held by a Holder in lieu of a Preferred Share Certificate issuable hereunder.

(m) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(n) “Cash Installment Price” means 105% of the applicable Installment Amount.

(o) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (iv) bone fide arm’s length sales or acquisitions by the Company with one or more third parties as long as holders of the Company’s voting power as of the Issuance Date continue after such sale or acquisition to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of at least 51% of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such sale or acquisition

(p) “Change of Control Redemption Premium” means 150%.

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(q) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holder. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 25. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(r) “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued the Preferred Shares and the Warrants pursuant to the terms of the Securities Purchase Agreement.

(s) “Common Stock” means (i) the Company’s shares of common stock, no par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(t) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(u) “Conversion Floor Price Condition” means that the relevant Alternate Conversion Price or Installment Conversion Price, as applicable, is being determined based on clause (x) of such definitions.

(v) “Conversion Installment Floor Amount” means an amount in cash, to be delivered by wire transfer of immediately available funds pursuant to wire instructions delivered to the Company by the Holder in writing, equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Installment Date and (II) the applicable Installment Conversion Price and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to the Holder on the applicable Installment Date with respect to such Installment Conversion from (II) the quotient obtain by dividing (x) the applicable Installment Amount subject to such Installment Conversion, by (y) the applicable Installment Conversion Price without giving effect to clause (x) of such definition.

(w) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(x) “Dividend Date” means the first Trading Day of each calendar month.

(y) “Dividend Rate” means ten percent (10.0%) per annum, as may be adjusted from time to time in accordance with Section 2.

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(z)”Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQX, the OTCQB or the Principal Market.

(aa) “Equity Conditions” means, with respect to a given date of determination: (i) on each day during the period beginning thirty Trading Days prior to such applicable date of determination and ending on and including such applicable date of determination all shares of Common Stock issuable upon conversion of the Preferred Shares shall be eligible to be resold by the Holders without restriction or any legend under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of the Preferred Shares, other issuance of securities with respect to the Preferred Shares); (ii) on each day during the period beginning thirty Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Shares and exercise of the Warrants) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by an Eligible Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (A) a writing by such Eligible Market or (B) the Company falling below the minimum listing maintenance requirements of the Eligible Market on which the Common Stock is then listed or designated for quotation, as applicable; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Preferred Shares on a timely basis as set forth in Section 4 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination) may be issued in full without violating Section 4(d) hereof; (v) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) none of the Holders shall be in possession of any material, non-public information provided to any of them by the Company, any of its Subsidiaries or any of their respective affiliates, employees, officers, representatives, agents or the like; (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with each, and shall not have breached any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document in any material respect, including, without limitation, the Company shall not have failed to timely make any payment pursuant to any Transaction Document; (ix) on each Trading Day during the Equity Conditions Measuring Period, there shall not have occurred any Volume Failure or Price Failure as of such applicable date of determination; (x) on the applicable date of determination (A) no Authorized Share Failure shall exist or be continuing and the applicable Required Minimum Securities Amount of shares of Common Stock are available under the certificate of incorporation of the Company and reserved by the Company to be issued pursuant to this Certificate of Designations and the Warrants and (B) all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without resulting in an Authorized Share Failure; (xi) on each day during the Equity Conditions Measuring Period, there shall not have occurred and there shall not exist a Triggering Event or an event that with the passage of time or giving of notice would constitute a Triggering Event; (xii) the Installment Conversion Price is not determined by the Conversion Floor Price Condition; or (xiii) the shares of Common Stock issuable pursuant to the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market.

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(bb) “Equity Conditions Failure” means that (i) solely with respect to any Installment Conversion, on any day during the applicable Installment Conversion Price Measuring Period or (ii) with respect to any other date of determination, on any day during the thirty Trading Day period ending on, and including, such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the applicable Holder).

(cc) “Event Market Price” means, with respect to any Stock Combination Event Date, the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) lowest Trading Days during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5).

(dd) “Excluded Securities” means (i) shares of Common Stock or standard options to purchase Common Stock issued to directors, officers or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Subscription Date pursuant to this clause (i) do not, in the aggregate, exceed more than 10% of the Common Stock issued and outstanding immediately prior to the Subscription Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers (as defined in the Securities Purchase Agreement); (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered (other than in accordance with the terms thereof in effect as of the Subscription Date) from the conversion price in effect as of the Subscription Date (whether pursuant to the terms of such Convertible Securities or otherwise), none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Subscription Date (other than in accordance with the terms thereof, including antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), and (iv) the shares of Common Stock issuable upon exercise of the Warrants; provided, that the terms of the Warrants are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date).

(ee) “Floor Price” means the lower of (x) $0.4014 (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events ) and (y) 20% of the “Minimum Price” (as defined in Rule 5635 of the Rule of the Nasdaq Stock Market) on the Stockholder Approval Date (as defined in the Purchase Agreement) (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events) or, in any case, such lower amount as permitted, from time to time, by the Principal Market.

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(ff) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, in any transaction or series or related transactions, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(gg) “GAAP” means United States generally accepted accounting principles, consistently applied.

(hh) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(ii) “Holder Pro Rata Amount” means, with respect to any Holder, a fraction (i) the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Initial Issuance Date and (ii) the denominator of which is the number of Preferred Shares issued to all Holders pursuant to the Securities Purchase Agreement on the Initial Issuance Date.

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(jj) “Indebtedness” means of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles consistently applied for the periods covered thereby (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(kk) “Installment Amount” means, as of the applicable date of determination, with respect to a particular Holder, (A) a number of Preferred Shares equal to (i) the product of (1) the Installment Schedule Amount multiplied by (2) such Holder’s Pro Rata Amount (rounded to the nearest whole number) or (ii) all Preferred Shares then held by such Holder only if such number of Preferred Shares then held by such Holder is less than the amount determined under the immediately preceding clause (i), (B) any Deferral Amount deferred pursuant to Section 9(d) to such applicable Installment Date and included in such Installment Amount in accordance therewith, and (C) any Acceleration Amount accelerated pursuant to Section 9(e) for such Current Installment Date and included in such Installment Amount in accordance therewith.

(ll) “Installment Conversion Price” means, with respect to a particular date of determination, lowest of (i) the Conversion Price then in effect, and (ii) the greater of (x) the Floor Price and (y) 80% of the average of the three lowest closing prices of the Common Stock on Trading Days during the prior thirty (30) consecutive Trading Day period (each, an “Installment Conversion Price Measuring Period”) ending and including the Trading Day immediately prior to the applicable Installment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.

(mm) “Installment Schedule Amount” means, 1,250 Preferred Shares.

(nn) “Installment Date” means (i) July 1, 2023, (ii) thereafter, the first Trading Day of each calendar month immediately following the previous Installment Date until the Maturity Date, and (iv) the Maturity Date.

(oo) “Intellectual Property Rights” means, with respect to the Company and its Subsidiaries, all of their rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor.

(pp) “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets.

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(qq) “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.

(rr) “Make-Whole Amount” means, as of any given date and as applicable, in connection with any conversion, redemption or other repayment hereunder, an amount equal to the amount of additional Dividends that would accrue under this Certificate of Designations at the Dividend Rate then in effect assuming for calculation purposes that the Stated Value of this Certificate of Designations as of the Closing Date remained outstanding through and including the Maturity Date.

(ss) “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents (as defined below), or by the agreements and instruments to be entered into in connection therewith or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(tt) “Maturity Date” shall mean June 30, 2024; provided, however, the Maturity Date may be extended at the option of a Holder (i) in the event that, and for so long as, a Triggering Event shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in a Triggering Event or (ii) through the date that is twenty (20) Business Days after the consummation of a Fundamental Transaction in the event that a Fundamental Transaction is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date, provided further that if a Holder elects to convert some or all of its Preferred Shares pursuant to Section 4 hereof, and the Conversion Amount would be limited pursuant to Section 4(d) hereunder, the Maturity Date shall automatically be extended until such time as such provision shall not limit the conversion of such Preferred Shares.

(uu) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(vv) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(ww) “Permitted Indebtedness” means (i) Indebtedness existing on September 30, 2022, and reflected on the Company’s balance sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2022, and (ii) Indebtedness secured by Permitted Liens or unsecured but as described in clauses (iv) and (v) of the definition of Permitted Liens.

(xx) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, in either case, with respect to Indebtedness in an aggregate amount not to exceed $100,000, (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (vii) Liens arising from judgments, decrees or attachments in circumstances not constituting a Triggering Event under Section 5(a)(vii).

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(yy) Reserved.

(zz) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(aaa) “Price Failure” means, with respect to a particular date of determination, the VWAP of the Common Stock on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination fails to exceed the Floor Price (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Subscription Date). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during any such measuring period.

(bbb) “Principal Market” means the Nasdaq Capital Market.

(ccc) “Redemption Notices” means, collectively, the Triggering Events Redemption Notices, the Maturity Redemption Notice, the Installment Notices with respect to any Installment Redemption and the Change of Control Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

(ddd) “Redemption Premium” means 130%.

(eee) “Redemption Prices” means, collectively, any Triggering Event Redemption Price, Change of Control Redemption Price, Maturity Redemption Price, and Installment Redemption Price, (including in each case any interest, damages and Make-Whole Amount thereon), and each of the foregoing, individually, a “Redemption Price.”

(fff) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(ggg) “Securities Purchase Agreement” means that certain securities purchase agreement by and among the Company and the initial holders of Preferred Shares, dated as of the Subscription Date, as may be amended from time in accordance with the terms thereof.

(hhh) “Segregated Cash” has the meaning set forth in Section 15(p).

(iii) “Segregated Cash Trigger” has the meaning set forth in Section 15(p).

(jjj) “Stated Value” shall mean $1,000 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(kkk) “Subscription Date” means February 21, 2023.

(lll) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(mmm) “Subsidiaries” shall have the meaning as set forth in the Securities Purchase Agreement.

(nnn) “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

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(ooo) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the applicable Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(ppp) “Transaction Documents” means the Securities Purchase Agreement, this Certificate of Designations, the Warrants and each of the other agreements and instruments entered into or delivered by the Company or any of the Holders in connection with the transactions contemplated by the Securities Purchase Agreement, all as may be amended from time to time in accordance with the terms thereof.

(qqq) “Volume Failure” means, with respect to a particular date of determination, the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination (such period, the “Volume Failure Measuring Period”), is less than $200,000 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Subscription Date).

(rrr) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 25. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(sss) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(ttt) “Warrant Shares” means, collectively, the shares of Common Stock issuable upon exercise of the Warrants.

34. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from such Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from such Holder), such Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 34 shall limit any obligations of the Company, or any rights of any Holder, under Section 4(l) of the Securities Purchase Agreement.

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35. Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders hereunder. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the ninety (90) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder’s Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d)(i) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

36. Absence of Trading and Disclosure Restrictions. The Company acknowledges and agrees that no Holder is a fiduciary or agent of the Company and that each Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of such Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that each Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

* * * * *

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EXHIBIT I

MyMD PHARMACEUTICALS, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock of MyMD Pharmaceuticals, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series F Convertible Preferred Stock, no par value per share (the “Preferred Shares”), of MyMD Pharmaceuticals, Inc., a Delaware corporation (the “Company”), indicated below into shares of common stock, no par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate number of Preferred Shares to be converted

Aggregate Stated Value of such Preferred Shares to be converted:

Aggregate accrued and unpaid Dividends and accrued and unpaid Late Charges with respect to such Preferred Shares and such Aggregate Dividends to be converted:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Installment Amount(s) to be reduced (and corresponding Installment Date(s)) and amount of reduction:

☐	If this Conversion Notice is being delivered with respect to an Alternate Conversion, check here if Holder is electing to use the following Alternate Conversion Price:____________

☐	If this Conversion Notice is being delivered with respect to an Acceleration, check here if Holder is electing to use the following Installment Conversion Price:____________

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, ____

Name of Registered Holder

By:
Name:
Title:
Tax ID:
E-mail Address:

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EXHIBIT II

ACKNOWLEDGMENT

The Company hereby (a) acknowledges this Conversion Notice, (b) certifies that the above indicated number of shares of Common Stock are eligible to be resold by the Holder without restriction or any legend and (c) hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February___, 2023 from the Company and acknowledged and agreed to by ________________________.

MyMD PHARMACEUTICALS, INC.

By:
Name:
Title:

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APPENDIX C

DELAWARE BYLAWS

BYLAWS OF

MyMD Pharmaceuticals, Inc.

A DELAWARE CORPORATION

(Effective as of ______________)

i

ii

BYLAWS OF MyMD Pharmaceuticals, Inc.

Article I. Corporate Offices

Section 1.01 Registered Office.

The registered office of MyMD Pharmaceuticals, Inc. (the “Corporation”) shall be fixed in the Corporation’s Certificate of Incorporation. References in these Bylaws (as amended from time to time, these “Bylaws”) to “Certificate of Incorporation” shall mean the Certificate of Incorporation of the Corporation, as amended from time to time, including the terms of any certificates of designation of any series of Preferred Stock.

Section 1.02 Other Offices.

The Corporation may at any time establish other offices at any place or places.

Article II. Meetings of Stockholders

Section 2.01 Places of Meetings.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

Section 2.02 Annual Meeting.

The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.04 of these Bylaws, may be transacted.

Section 2.03 Special Meeting

(i)	A special meeting of the stockholders, other than one required by statute or by the Certificate of Incorporation, may be called at any time only by (A) the affirmative vote of a majority of the Whole Board, (B) the chairperson of the board of directors, if there be one, (C) the chief executive officer, if there be one, or (D) the president. A special meeting of the stockholders may not be called by any other person or persons. The board of directors, by the affirmative vote of a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

(ii)	The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, the chairperson of the board of directors, if thereby one, the chief executive officer, if there be one, or the president. Nothing contained in this Section 2.03(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

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Section 2.04 Advance Notice Procedures.

(i)	Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.04(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a)	To comply with clause (C) of Section 2.04(i) above, a stockholder’s notice must set forth all information required under this Section 2.04(i) and must be timely received by the secretary of the Corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.04(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(b)	To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person as of the date of delivery of such notice, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.04, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

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(c)	Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.04(i) and, if applicable, Section 2.04(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.04(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)	Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.04(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.04(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.04(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

(a)	To comply with clause (B) of Section 2.04(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.04(ii) and must be received by the secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.04(i)(a) above; provided additionally, however, that in the event the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the Corporation at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.04(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Corporation.

(b)	To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)	as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the board of directors, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe fiduciary duties under Delaware law with respect to the Corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

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(2)	as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.04(i)(b) above, and the supplement referenced in the second sentence of Section 2.04(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)	At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation and (3) such other information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of any such information of the kind specified in this Section 2.4(ii)(c) if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)	Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.04(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)	Advance Notice of Director Nominations for Special Meetings.

(a)	If the board of directors has authorized in the specific case that stockholders may fill a vacancy or newly created directorship at a special meeting of stockholders, and a special meeting has been properly called for such purpose, nominations of persons for election or appointment to the board of directors at such special meeting shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the Corporation that includes the information set forth in Sections 2.04(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or appointed at such meeting. A person shall not be eligible for election or appointment as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.04(iii). In addition, a nominee shall not be eligible for election or appointment if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.04(iii) is subject to, and must comply with, the provisions of Section 2.04(ii)(c).

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(b)	The chairperson of such special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)	Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.04, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 2.04. Nothing in this Section 2.04 shall be deemed to affect any rights of:

(a)	a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act; or

(b)	the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Section 2.05 Notice of Stockholders’ Meetings.

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the Certificate of Incorporation or these Bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.06 Quorum.

The holders of one third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, one third of the voting power of the then-issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, if there be one, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson of the meeting shall have the authority to adjourn a meeting of the stockholders in all other events. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

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Section 2.07 Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.08 Conduct of Business.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson), if any, or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting. Additionally, at least until July 21, 2024, absent extraordinary circumstances, each member of the board of directors shall also attend each annual meeting of shareholders in person

Section 2.09 Voting.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL. Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise provided by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the Certificate of Incorporation, these Bylaws, or the rules and regulations of any applicable stock exchange.

Section 2.10 Stockholder Action by Written Consent Without a Meeting.

Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at an annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (i) signed by the holders of record on the record date (established in the manner set forth in Section 2.11 of this Bylaws and Article VIII of the Certificate of Incorporation) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors, and (ii) delivered to the Corporation in accordance with Section 228 of the DGCL. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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Section 2.11 Record Dates.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Section 2.12 Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

Section 2.13 List of Stockholders Entitled to Vote.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place (as opposed to solely by means of remote communication), then a list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then a list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger of the Corporation shall be the only evidence as to the identity of the stockholders entitled to examine the stock list and vote at the meeting and the number of shares held by each of them.

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Section 2.14 Inspectors of Election.

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting shall appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

Article III. Directors

Section 3.01 Powers.

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the Certificate of Incorporation.

Section 3.02 Number of Directors; Composition.

The board of directors shall consist of one (1) or more members, each of whom shall be a natural person. Unless the Certificate of Incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. In addition to a chairperson, the board of directors may elect a lead independent director from among its members. The chairperson of the board, at least until July 21, 2024, shall be required to be rotated among the Corporation’s independent directors every five (5) years. At least until July 21, 2024, the chairperson of the board shall be an independent director, and the chairperson of the board and the chief executive officer shall be served by different individuals. At least until July 21, 2024, at all times, at least half (50%) of the board of directors shall be comprised of directors who qualify as independent directors under applicable listing standards of The Nasdaq Stock Market LLC.

Section 3.03 Election, Qualification and Term of Office of Directors.

Except as provided in Section 3.04 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws. The Certificate of Incorporation or these Bylaws may prescribe other qualifications for directors.

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Section 3.04 Resignation and Vacancies.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws or if authorized by resolution of the board of directors, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the Whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting power of the capital stock of the Corporation at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

Section 3.05 Places of Meetings; Meetings by Telephone.

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors may participate in a meeting of the board of directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.06 Regular Meetings.

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

Section 3.07 Special Meetings; Notice.

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, if there be one, the chief executive officer, if there be one, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile; or

(iv)	sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

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If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

Section 3.08 Quorum; Voting.

Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If the Certificate of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

Section 3.09 Board Action by Written Consent Without a Meeting.

Unless otherwise restricted by the Certificate of Incorporation, these Bylaws or statute, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.09 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

Section 3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation, these Bylaws or statute, the board of directors shall have the authority to fix the compensation of directors.

Section 3.11 Removal of Directors.

A director may be removed from office by the stockholders of the Corporation with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Section 3.12 Executive Session.

At least until July 21, 2024, the Corporation’s independent directors shall meet in executive session following each meeting of the board of directors, in any no event less than four (4) times per year.

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Article IV. Committees

Section 4.01 Committees of Directors.

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the board of directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, allowed by law and in these Bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any Bylaw of the Corporation.

Section 4.02 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 4.03 Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.05 (place of meetings and meetings by telephone);

(ii)	Section 3.06 (regular meetings);

(iii)	Section 3.07 (special meetings; notice);

(iv)	Section 3.08 (quorum; voting);

(v)	Section 3.09 (action without a meeting); and

(vi)	Section 7.05 (waiver of notice)

with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(i)	the time of regular meetings of committees may be determined by resolution of the committee;

(ii)	special meetings of committees may also be called by resolution of the committee; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

Any provision in the Certificate of Incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Certificate of Incorporation or these Bylaws.

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Section 4.04 Subcommittees.

Unless otherwise provided in the Certificate of Incorporation, these Bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Article V. Officers

Section 5.01 Officers.

The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person, provided that, at least until July 21, 2024, a person serving as chief executive officer may not also serve as a chief financial officer.

Section 5.02 Appointment of Officers.

The board of directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.03 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular election to such office.

Section 5.03 Subordinate Officers.

The board of directors may appoint, or empower the chief executive officer, if any, or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine.

Section 5.04 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors or by any officer upon whom such power of removal may be conferred by the board of directors, except that, unless specifically approved by the board, officers may not remove other officers chosen by the board of directors. Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.05 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the board of directors or as provided in Section 5.03.

Section 5.06 Representation of Shares or Interests of Other Corporations or Entities.

Subject to Section 5.07 of these Bylaws, the chairperson of the board of directors, if any, the president, any vice president, the treasurer, the secretary or any assistant secretary of this Corporation, or any other person authorized by the board of directors is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or equity interests of any other Corporation or Corporations or entity or entities standing in the name of this Corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

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Section 5.07 Authority and Duty of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

Article VI. Stock

Section 6.01 Stock Certificates; Partly Paid Shares.

The shares of the Corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares, subject to the requirements of the DGCL. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson of the board of directors, if there be one, or vice-chairperson of the board of directors, if there be one, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. In case any officer, transfer agent or registrar who has signed a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form. The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

Section 6.02 Special Designation on Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.02 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.02 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 6.03 Lost, Stolen or Destroyed Certificates.

Except as provided in this Section 6.03, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

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Section 6.04 Dividends.

The board of directors, subject to any restrictions contained in the Certificate of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Incorporation. The board of directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 6.05 Transfer of Stock.

Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Certificate of Incorporation, these Bylaws, applicable law or contract, and provided further that no such transfer shall be permitted prior to the completion of an initial public offering of the stock of the Corporation without the prior approval of the board of directors.

Section 6.06 Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 6.07 Registered Stockholders.

The Corporation:

(i)	shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)	shall be entitled (to the fullest extent permitted by law) to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)	shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Article VII. Manner of Giving Notice and Waiver

Section 7.01 Notice of Stockholders’ Meetings.

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.02 Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i)	the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

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(ii)	such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.03 Notice to Stockholders Sharing an Address.

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

Section 7.04 Notice to Person with whom Communication is Unlawful.

Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Section 7.05 Waiver of Notice.

Whenever notice is required to be given to stockholders, directors or other persons under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

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Article VIII. Indemnification

Section 8.01 Indemnification of Directors and Officers in Third Party Proceedings.

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 8.02 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation.

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.03 Successful Defense.

To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.01 or Section 8.02, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.04 Indemnification of Others; Advance Payment to Others.

Subject to the other provisions of this Article VIII, the Corporation shall have power to advance expenses to and indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified or receive an advancement of expenses to such person or persons as the board of directors determines.

Section 8.05 Advance Payment of Expenses.

Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws, but shall apply to any Proceeding referenced in Section 8.06(ii) or 8.06(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

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Section 8.06 Limitation of Indemnification.

Subject to the requirements in Section 8.03 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)	for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)	for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)	for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes–Oxley Act of 2002 (the “Sarbanes–Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)	initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.07 or (d) otherwise required by applicable law; or

(v)	if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.07 Determination; Claim.

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

Section 8.08 Non-Exclusivity of Rights.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

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Section 8.09 Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 8.10 Survival.

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11 Effect of Repeal or Modification.

Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

Section 8.12 Certain Definitions.

For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Article IX. General Matters

Section 9.01 Execution of Corporate Contracts and Instruments.

Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 9.02 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

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Section 9.03 Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 9.04 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

Article X. Amendments

These Bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of all outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Sections 3.01, 3.02, 3.04 and 3.011 of Article III, Article VIII and this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other Bylaw). The board of directors, acting by the affirmative vote of at least a majority of the Whole Board, shall also have the power to adopt, amend or repeal bylaws; provided, however, that a Bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

* * * * *

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MyMD Pharmaceuticals, Inc.

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that s/he is the duly elected, qualified and acting Secretary of MyMD Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), and that the foregoing Bylaws, comprising twenty-seven (27) pages, were adopted as the Bylaws of the Corporation on ______________.

(signature)

(print name)

(title)

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MYMD2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 30, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V19954-P96372

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYMD PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chris Chapman, M.D.
02) Craig Eagle, M.D.
03) Christopher C. Schreiber
04) Joshua Silverman
05) Jude Uzonwanne
06) Bill J. White

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V19955-P96372

MYMD PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
July 31, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Chris Chapman, M.D. as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of MYMD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on July 31, 2023, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side